Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q15

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking (GCB)	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Regional Totals
North America	19
EMEA	20
Latin America	21
Asia	22

Citi Holdings
Income Statement and Balance Sheet Data	23
Consumer Key Indicators	24 - 25

Citigroup Supplemental Detail
Average Balances and Interest Rates	26
Deposits	27
Loans
Citicorp	28
Citi Holdings / Total Citigroup	29
Consumer Loan Delinquency Amounts and Ratios
90+ Days	30
30-89 Days	31
Allowance for Credit Losses
Total Citigroup	32
Consumer and Corporate	33 - 34
Components of Provision for Loan Losses
Citicorp	35
Citi Holdings / Total Citigroup	36
Non-Accrual Assets
Total Citigroup	37
Citicorp	38
Citi Holdings	39

Reconciliation of Non-GAAP Financial Measures	40

(1)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Total Revenues, Net of Interest Expense	$20,206	$19,425	$19,689	$17,899	$19,736	10%	(2)%
Total Operating Expenses	12,149	15,521	12,955	14,426	10,884	(25)%	(10)%
Net Credit Losses (NCLs)	2,439	2,189	2,097	2,248	1,957	(13)%	(20)%
Credit Reserve Build / (Release)	(646)	(610)	(522)	(367)	(202)	45%	69%
Provision for Unfunded Lending Commitments	(27)	(31)	(30)	(74)	(37)	50%	(37)%
Provision for Benefits and Claims	208	182	205	206	197	(4)%	(5)%
Provisions for Credit Losses and for Benefits and Claims	1,974	1,730	1,750	2,013	1,915	(5)%	(3)%
Income from Continuing Operations before Income Taxes	6,083	2,174	4,984	1,460	6,937	NM	14%
Income Taxes (benefits)	2,131	1,921	2,068	1,077	2,120	97%	(1)%
Income from Continuing Operations	$3,952	$253	$2,916	$383	$4,817	NM	22%
Income (Loss) from Discontinued Operations, net of Taxes	37	(22)	(16)	(1)	(5)	NM	NM
Net Income before Noncontrolling Interests	3,989	231	2,900	382	4,812	NM	21%
Net Income Attributable to Noncontrolling Interests	45	50	59	38	42	11%	(7)%
Citigroup’s Net Income	$3,944	$181	$2,841	$344	$4,770	NM	21%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.22	$0.03	$0.88	$0.06	$1.51	NM	24%
Citigroup’s Net Income	$1.23	$0.03	$0.88	$0.06	$1.51	NM	23%
Shares (in millions):
Average Basic	3,037.4	3,033.8	3,029.5	3,025.6	3,034.2	—	—
Average Diluted	3,043.3	3,038.3	3,034.8	3,031.5	3,039.3	—	—
Common Shares Outstanding, at period end	3,037.8	3,031.8	3,029.5	3,023.9	3,034.1	—	—

Preferred Dividends - Basic	$124	$100	$128	$159	$128	(19)%	3%
Preferred Dividends - Diluted	$124	$100	$128	$159	$128	(19)%	3%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,721	$102	$2,684	$183	$4,585	NM	23%
Citigroup’s Net Income	$3,758	$80	$2,669	$182	$4,580	NM	22%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,721	$102	$2,684	$183	$4,585	NM	23%
Citigroup’s Net Income	$3,758	$80	$2,669	$182	$4,580	NM	22%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	10.45%	10.57%	10.64%	10.57%	11.0%
Tier 1 Capital Ratio (1) (2)	11.11%	11.35%	11.41%	11.45%	12.0%
Total Capital Ratio (1) (2)	12.52%	12.70%	12.76%	12.80%	13.3%
Supplementary Leverage Ratio (2) (3)	5.70%	5.82%	5.98%	5.94%	6.4%
Return on Average Assets	0.85%	0.04%	0.59%	0.07%	1.04%
Efficiency Ratio	60%	80%	66%	81%	55%
Return on Average Common Equity	7.8%	0.2%	5.3%	0.4%	9.4%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets	$1,894.4	$1,909.4	$1,882.5	$1,842.2	$1,831.8	(1)%	(3)%
Total Average Assets	1,888.3	1,903.3	1,895.4	1,900.2	1,852.4	(3)%	(2)%
Total Deposits(4)	966.3	965.7	942.7	899.3	899.6	—	(7)%
Citigroup’s Stockholders’ Equity	208.1	211.0	211.9	210.2	214.6	2%	3%
Book Value Per Share	$66.13	$66.64	$66.99	$66.05	$66.79	1%	1%
Tangible Book Value Per Share(5)	$56.29	$56.78	$57.41	$56.71	$57.66	2%	2%

Direct Staff (in thousands)	248	244	243	241	239	(1)%	(4)%

(1)         Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  See page 40 for a reconciliation of Citi’s Common Equity Tier 1 Capital to reported results.

(2)         March 31, 2015 ratios are preliminary.

(3)         Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.

(4)         At December 31, 2014 and March 31, 2015, approximately $20.6 billion of Deposits (and corresponding assets) were reclassified to held-for-sale within Other liabilities and Other assets, respectively, as a result of Citigroup’s entry into an agreement to sell its Japan retail banking business, which is now reported in Citi Holdings.

(5)         Tangible book value per share is a non-GAAP financial measure.  See page 40 for a reconciliation of Tangible book value to reported results.

Note:  Ratios and performance metrics are calculated based on the displayed amounts.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14
Revenues
Interest revenue	$15,350	$15,561	$15,512	$15,260	$14,600	(4)%	(5)%
Interest expense	3,591	3,615	3,325	3,159	3,028	(4)%	(16)%
Net interest revenue	11,759	11,946	12,187	12,101	11,572	(4)%	(2)%

Commissions and fees	3,184	3,441	3,280	3,127	3,170	1%	—
Principal transactions	2,888	1,843	1,549	418	1,971	NM	(32)%
Administrative and other fiduciary fees	1,009	1,029	1,029	946	962	2%	(5)%
Realized gains (losses) on investments	128	84	136	222	307	38%	NM
Other-than-temporary impairment losses on investments and other assets	(201)	(37)	(91)	(95)	(72)	24%	64%
Insurance premiums	545	538	530	497	497	—	(9)%
Other revenue	894	581	1,069	683	1,329	95%	49%
Total non-interest revenues	8,447	7,479	7,502	5,798	8,164	41%	(3)%
Total revenues, net of interest expense	20,206	19,425	19,689	17,899	19,736	10%	(2)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,439	2,189	2,097	2,248	1,957	(13)%	(20)%
Credit reserve build / (release)	(646)	(610)	(522)	(367)	(202)	45%	69%
Provision for loan losses	1,793	1,579	1,575	1,881	1,755	(7)%	(2)%
Provison for Policyholder benefits and claims	208	182	205	206	197	(4)%	(5)%
Provision for unfunded lending commitments	(27)	(31)	(30)	(74)	(37)	50%	(37)%
Total provisions for credit losses and for benefits and claims	1,974	1,730	1,750	2,013	1,915	(5)%	(3)%

Operating Expenses
Compensation and benefits	6,010	6,028	6,114	5,807	5,520	(5)%	(8)%
Premises and Equipment	805	819	804	750	709	(5)%	(12)%
Technology / communication expense	1,530	1,619	1,630	1,657	1,600	(3)%	5%
Advertising and marketing expense	458	460	442	484	392	(19)%	(14)%
Other operating	3,346	6,595	3,965	5,728	2,663	(54)%	(20)%
Total operating expenses	12,149	15,521	12,955	14,426	10,884	(25)%	(10)%

Income from Continuing Operations before Income Taxes	6,083	2,174	4,984	1,460	6,937	NM	14%
Provision (benefits) for income taxes	2,131	1,921	2,068	1,077	2,120	97%	(1)%

Income from Continuing Operations	3,952	253	2,916	383	4,817	NM	22%
Discontinued Operations
Income (Loss) from Discontinued Operations	40	(3)	(25)	(2)	(8)	NM	NM
Gain (Loss) on Sale	—	—	—	—	—	—	—
Provision (benefits) for income taxes	3	19	(9)	(1)	(3)	NM	NM
Income (Loss) from Discontinued Operations, net of taxes	37	(22)	(16)	(1)	(5)	NM	NM

Net Income before Noncontrolling Interests	3,989	231	2,900	382	4,812	NM	21%

Net Income attributable to noncontrolling interests	45	50	59	38	42	11%	(7)%
Citigroup’s Net Income	$3,944	$181	$2,841	$344	$4,770	NM	21%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						1Q15 Increase
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2014	2014	2014	2014	2015 (1)	4Q14	1Q14
Assets
Cash and due from banks (including segregated cash and other deposits)	$33,380	$35,268	$35,976	$32,108	$21,880	(32)%	(34)%
Deposits with banks	171,020	153,817	143,068	128,089	133,896	5%	(22)%
Fed funds sold and securities borr’d or purch under agree. to resell	263,398	250,353	245,462	242,570	239,015	(1)%	(9)%
Brokerage receivables	32,484	41,864	39,298	28,419	35,637	25%	10%
Trading account assets	278,180	290,776	290,822	296,786	302,983	2%	9%
Investments
Available-for-sale and non-marketable equity securities	302,300	303,293	309,009	309,522	303,561	(2)%	—
Held-to-maturity	10,600	22,330	24,038	23,921	23,254	(3)%	NM
Total Investments	312,900	325,623	333,047	333,443	326,815	(2)%	4%
Loans, net of unearned income
Consumer	384,661	384,345	376,318	369,970	341,706	(8)%	(11)%
Corporate	279,560	283,159	277,508	274,665	279,348	2%	—
Loans, net of unearned income	664,221	667,504	653,826	644,635	621,054	(4)%	(6)%
Allowance for loan losses	(18,923)	(17,890)	(16,915)	(15,994)	(14,598)	9%	23%
Total loans, net	645,298	649,614	636,911	628,641	606,456	(4)%	(6)%
Goodwill	25,008	25,087	24,500	23,592	23,150	(2)%	(7)%
Intangible assets (other than MSRs)	4,891	4,702	4,525	4,566	4,244	(7)%	(13)%
Mortgage servicing rights (MSRs)	2,586	2,282	2,093	1,845	1,685	(9)%	(35)%
Other assets (2)	125,245	129,983	126,803	122,122	136,040	11%	9%
Total assets	$1,894,390	$1,909,369	$1,882,505	$1,842,181	$1,831,801	(1)%	(3)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$135,632	$130,653	$128,243	$128,958	$136,568	6%	1%
Interest-bearing deposits in U.S. offices	280,549	289,035	285,604	284,978	275,423	(3)%	(2)%
Total U.S. Deposits	416,181	419,688	413,847	413,936	411,991	—	(1)%
Non-interest-bearing deposits in offices outside the U.S.	69,263	73,991	71,228	70,925	71,653	1%	3%
Interest-bearing deposits in offices outside the U.S.	480,819	472,046	457,580	414,471	416,003	—	(13)%
Total International Deposits	550,082	546,037	528,808	485,396	487,656	—	(11)%

Total deposits (2)	966,263	965,725	942,655	899,332	899,647	—	(7)%
Fed funds purch and securities loaned or sold under agree. to repurch.	190,676	183,912	175,732	173,438	175,371	1%	(8)%
Brokerage payables	59,407	62,323	59,428	52,180	58,252	12%	(2)%
Trading account liabilities	124,040	123,370	137,272	139,036	142,438	2%	15%
Short-term borrowings	58,903	59,534	64,838	58,335	39,405	(32)%	(33)%
Long-term debt	222,747	226,984	223,842	223,080	210,522	(6)%	(5)%
Other liabilities (2) (3)	62,458	74,768	65,191	85,084	90,143	6%	44%
Total liabilities	$1,684,494	$1,696,616	$1,668,958	$1,630,485	$1,615,778	(1)%	(4)%

Equity
Stockholders’ equity
Preferred stock	$7,218	$8,968	$8,968	$10,468	$11,968	14%	66%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,505	107,669	107,839	107,979	108,124	—	1%
Retained earnings	114,745	115,015	117,697	117,852	122,463	4%	7%
Treasury stock	(2,237)	(2,520)	(2,631)	(2,929)	(3,275)	(12)%	(46)%
Accumulated other comprehensive income (loss)	(19,146)	(18,147)	(19,976)	(23,216)	(24,691)	(6)%	(29)%
Total common equity	$200,898	$202,048	$202,960	$199,717	$202,652	1%	1%

Total Citigroup stockholders’ equity	$208,116	$211,016	$211,928	$210,185	$214,620	2%	3%
Noncontrolling interests	1,780	1,737	1,619	1,511	1,403	(7)%	(21)%
Total equity	209,896	212,753	213,547	211,696	216,023	2%	3%
Total liabilities and equity	$1,894,390	$1,909,369	$1,882,505	$1,842,181	$1,831,801	(1)%	(3)%

(1)         Preliminary

(2)         See footnote 4 on page 1.

(3)         Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 32 for amounts by period.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP

SEGMENT DETAIL

NET REVENUES

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

CITICORP
Global Consumer Banking
North America	$4,790	$4,787	$4,996	$5,096	$4,994	(2)%	4%
Latin America	2,083	2,136	2,172	2,069	1,835	(11)%	(12)%
Asia (1)	1,971	2,021	2,033	1,863	1,833	(2)%	(7)%
Total	8,844	8,944	9,201	9,028	8,662	(4)%	(2)%

Institutional Clients Group
North America	3,561	3,154	3,219	2,457	3,303	34%	(7)%
EMEA	2,771	2,430	2,252	2,038	2,763	36%	—
Latin America	1,101	1,149	1,014	971	1,065	10%	(3)%
Asia	1,721	1,669	1,851	1,694	1,897	12%	10%
Total	9,154	8,402	8,336	7,160	9,028	26%	(1)%

Corporate / Other	223	89	82	(93)	212	NM	(5)%

Total Citicorp	18,221	17,435	17,619	16,095	17,902	11%	(2)%

Total Citi Holdings	1,985	1,990	2,070	1,804	1,834	2%	(8)%

Total Citigroup - Net Revenues	20,206	19,425	19,689	17,899	19,736	10%	(2)%

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup’s fair value option liabilities {collectively referred to as CVA/DVA} (2)	7	(33)	(371)	7	(73)	NM	NM

Total Citigroup - Net Revenues - Excluding CVA/DVA (3)	$20,199	$19,458	$20,060	$17,892	$19,809	11%	(2)%

(1)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP

SEGMENT DETAIL

INCOME

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,018	$1,074	$1,183	$1,137	$1,140	—	12%
Latin America	291	275	329	263	244	(7)%	(16)%
Asia (1)	365	214	382	288	341	18%	(7)%
Total	1,674	1,563	1,894	1,688	1,725	2%	3%

Institutional Clients Group
North America	1,305	1,096	920	655	1,015	55%	(22)%
EMEA	792	570	477	223	857	NM	8%
Latin America	340	427	294	273	413	51%	21%
Asia	511	473	652	526	679	29%	33%
Total	2,948	2,566	2,343	1,677	2,964	77%	1%

Corporate / Other	(388)	(384)	(1,537)	(3,066)	(19)	99%	95%

Total Citicorp	4,234	3,745	2,700	299	4,670	NM	10%

Total Citi Holdings	(282)	(3,492)	216	84	147	75%	NM

Income From Continuing Operations	3,952	253	2,916	383	4,817	NM	22%

Discontinued Operations	37	(22)	(16)	(1)	(5)	NM	NM

Net Income Attributable to Noncontrolling Interests	45	50	59	38	42	11%	(7)%

Citigroup’s Net Income	$3,944	$181	$2,841	$344	$4,770	NM	21%

CVA/DVA (after-tax) (2)	4	(20)	(228)	4	(47)	NM	NM

Total Citigroup - Net Income - Excluding CVA/DVA (3)	$3,940	$201	$3,069	$340	$4,817	NM	22%

(1)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

INCOME STATEMENT AND BALANCE SHEET DATA

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14
Revenues
Net interest revenue	$10,583	$10,709	$11,068	$11,042	$10,517	(5)%	(1)%
Non-interest revenue	7,638	6,726	6,551	5,053	7,385	46%	(3)%
Total revenues, net of interest expense	18,221	17,435	17,619	16,095	17,902	11%	(2)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,866	1,747	1,692	1,831	1,549	(15)%	(17)%
Credit reserve build / (release)	(300)	(398)	(387)	(153)	(6)	96%	98%
Provision for loan losses	1,566	1,349	1,305	1,678	1,543	(8)%	(1)%
Provision for benefits and claims	41	26	38	39	28	(28)%	(32)%
Provision for unfunded lending commitments	(23)	(28)	(27)	(74)	(32)	57%	(39)%
Total provisions for credit losses and for benefits and claims	1,584	1,347	1,316	1,643	1,539	(6)%	(3)%

Total operating expenses	10,131	10,499	11,609	13,123	9,727	(26)%	(4)%

Income from Continuing Operations before Income Taxes	6,506	5,589	4,694	1,329	6,636	NM	2%
Provision for income taxes	2,272	1,844	1,994	1,030	1,966	91%	(13)%

Income from Continuing Operations	4,234	3,745	2,700	299	4,670	NM	10%

Income (loss) from Discontinued Operations, net of taxes	37	(22)	(16)	(1)	(5)	NM	NM

Noncontrolling interests	43	50	55	38	41	8%	(5)%
Citicorp’s Net Income	$4,228	$3,673	$2,629	$260	$4,624	NM	9%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,743	$1,761	$1,746	$1,713	$1,710	—	(2)%

Average Assets	$1,736	$1,755	$1,752	$1,768	$1,727	(2)%	(1)%
Return on Average Assets	0.99%	0.84%	0.60%	0.06%	1.09%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	56%	60%	66%	82%	54%
Total EOP Loans	$567	$578	$569	$565	$559	(1)%	(1)%
Total EOP Deposits	$904	$913	$898	$883	$888	1%	(2)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Net Interest Revenue	$6,801	$6,933	$7,120	$7,070	$6,701	(5)%	(1)%
Non-Interest Revenue	2,043	2,011	2,081	1,958	1,961	—	(4)%
Total Revenues, Net of Interest Expense	8,844	8,944	9,201	9,028	8,662	(4)%	(2)%
Total Operating Expenses	4,871	5,120	4,975	4,985	4,552	(9)%	(7)%
Net Credit Losses	1,732	1,738	1,680	1,710	1,551	(9)%	(10)%
Credit Reserve Build / (Release)	(213)	(302)	(379)	(254)	(113)	56%	47%
Provision for Unfunded Lending Commitments	(3)	(3)	(2)	(15)	(1)	93%	67%
Provision for Benefits and Claims	41	26	38	39	28	(28)%	(32)%
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	1,557	1,459	1,337	1,480	1,465	(1)%	(6)%
Income from Continuing Operations before Taxes	2,416	2,365	2,889	2,563	2,645	3%	9%
Income Taxes	742	802	995	875	920	5%	24%
Income from Continuing Operations	1,674	1,563	1,894	1,688	1,725	2%	3%
Noncontrolling Interests	7	6	9	3	(5)	NM	NM
Net Income	$1,667	$1,557	$1,885	$1,685	$1,730	3%	4%
Average Assets (in billions of dollars)	$406	$409	$410	$406	$394	(3)%	(3)%
Return on Average Assets (ROA)	1.67%	1.53%	1.82%	1.65%	1.78%
Efficiency Ratio	55%	57%	54%	55%	53%

Net Credit Losses as a % of Average Loans	2.43%	2.39%	2.28%	2.34%	2.22%

Revenue by Business
Retail Banking	$3,789	$3,845	$3,936	$3,891	$3,774	(3)%	—
Cards (1)	5,055	5,099	5,265	5,137	4,888	(5)%	(3)%
Total	$8,844	$8,944	$9,201	$9,028	$8,662	(4)%	(2)%

Net Credit Losses by Business
Retail Banking	$322	$331	$325	$388	$294	(24)%	(9)%
Cards (1)	1,410	1,407	1,355	1,322	1,257	(5)%	(11)%
Total	$1,732	$1,738	$1,680	$1,710	$1,551	(9)%	(10)%

Income (loss) from Continuing Operations by Business
Retail Banking	$426	$357	$536	$468	$574	23%	35%
Cards (1)	1,248	1,206	1,358	1,220	1,151	(6)%	(8)%
Total	$1,674	$1,563	$1,894	$1,688	$1,725	2%	3%

FX Translation Impact:
Total Revenue - as Reported	$8,844	$8,944	$9,201	$9,028	$8,662	(4)%	(2)%
Impact of FX Translation (2)	(371)	(446)	(387)	(197)	—
Total Revenues - Ex-FX (3)	$8,473	$8,498	$8,814	$8,831	$8,662	(2)%	2%

Total Operating Expenses - as Reported	$4,871	$5,120	$4,975	$4,985	$4,552	(9)%	(7)%
Impact of FX Translation (2)	(220)	(280)	(235)	(122)	—
Total Operating Expenses - Ex-FX (3)	$4,651	$4,840	$4,740	$4,863	$4,552	(6)%	(2)%

Total Provisions for LLR & PBC - as Reported	$1,557	$1,459	$1,337	$1,480	$1,465	(1)%	(6)%
Impact of FX Translation (2)	(84)	(111)	(84)	(51)	—
Total Provisions for LLR & PBC - Ex-FX (3)	$1,473	$1,348	$1,253	$1,429	$1,465	3%	(1)%

Net Income - as Reported	$1,667	$1,557	$1,885	$1,685	$1,730	3%	4%
Impact of FX Translation (2)	(28)	(27)	(35)	(3)	—
Net Income - Ex-FX (3)	$1,639	$1,530	$1,850	$1,682	$1,730	3%	6%

(1)       Includes both Citi-Branded Cards and Citi Retail Services.

(2)       Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2015 average exchange rates for all periods presented.

(3)       Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,426	3,307	3,284	3,129	3,027	(3)%	(12)%
Accounts (in millions)	61.0	61.2	60.3	59.8	59.2	(1)%	(3)%
Average Deposits	$302.9	$307.5	$306.4	$302.7	$302.2	—	—
Investment Sales	$26.6	$26.3	$29.5	$23.8	$26.5	11%	—
Investment Assets under Management (AUMs)	$162.0	$170.2	$168.2	$163.3	$161.8	(1)%	—
Average Loans	$148.6	$153.3	$154.2	$152.6	$148.3	(3)%	—
EOP Loans:
Real Estate Lending	$78.8	$81.1	$81.5	$79.7	$79.5	—	1%
Commercial Markets	41.4	42.1	41.1	39.1	38.2	(2)%	(8)%
Personal and Other	30.6	31.7	31.3	30.4	30.2	(1)%	(1)%
EOP Loans	$150.8	$154.9	$153.9	$149.2	$147.9	(1)%	(2)%

Net Interest Revenue (in millions) (1)	$2,333	$2,431	$2,483	$2,461	$2,315	(6)%	(1)%
As a % of Average Loans	6.37%	6.36%	6.39%	6.40%	6.33%

Net Credit Losses (in millions)	$322	$331	$325	$388	$294	(24)%	(9)%
As a % of Average Loans	0.88%	0.87%	0.84%	1.01%	0.80%
Loans 90+ Days Past Due (in millions) (2) (3)	$968	$989	$964	$816	$617	(24)%	(36)%
As a % of EOP Loans	0.65%	0.64%	0.63%	0.55%	0.42%
Loans 30-89 Days Past Due (in millions) (2)	$925	$965	$912	$854	$845	(1)%	(9)%
As a % of EOP Loans	0.62%	0.63%	0.60%	0.58%	0.58%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	$137.8	$138.2	$136.1	$137.0	$136.3	(1)%	(1)%
Purchase Sales (in billions)	$82.0	$91.8	$90.6	$96.7	$82.5	(15)%	1%

Average Loans (in billions) (4)	$140.1	$138.3	$138.0	$137.8	$134.8	(2)%	(4)%
EOP Loans (in billions) (4)	$138.1	$140.1	$138.1	$141.9	$132.2	(7)%	(4)%
Average Yield (5)	13.45%	13.51%	13.55%	13.47%	13.51%
Net Interest Revenue (6)	$4,468	$4,502	$4,637	$4,609	$4,386	(5)%	(2)%
As a % of Average Loans (6)	12.93%	13.06%	13.33%	13.27%	13.20%
Net Credit Losses	$1,410	$1,407	$1,355	$1,322	$1,257	(5)%	(11)%
As a % of Average Loans	4.08%	4.08%	3.90%	3.81%	3.78%
Net Credit Margin (7)	$3,637	$3,682	$3,898	$3,804	$3,621	(5)%	—
As a % of Average Loans (7)	10.53%	10.68%	11.21%	10.95%	10.89%
Loans 90+ Days Past Due	$1,844	$1,715	$1,690	$1,750	$1,628	(7)%	(12)%
As a % of EOP Loans	1.34%	1.22%	1.22%	1.23%	1.23%
Loans 30-89 Days Past Due	$1,935	$1,850	$1,894	$1,834	$1,666	(9)%	(14)%
As a % of EOP Loans	1.40%	1.32%	1.37%	1.29%	1.26%

(1)      Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)      The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 1 on page 10.

(3)      The fourth quarter of 2014 reflects a $71 million charge-off related to Citi’s homebuilder exposure in Mexico, which was offset by a related release of previously established loan loss reserves, and therefore neutral to the cost of credit during the quarter.  The charge-off reduced Loans 90+ Days Past Due by the same amount.

(4)      Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)      Average yield is gross interest revenue earned divided by average loans.

(6)      Net interest revenue includes certain fees that are recorded as interest revenue.

(7)      Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

NORTH AMERICA

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Net Interest Revenue	$4,187	$4,211	$4,363	$4,442	$4,305	(3)%	3%
Non-Interest Revenue	603	576	633	654	689	5%	14%
Total Revenues, Net of Interest Expense	4,790	4,787	4,996	5,096	4,994	(2)%	4%
Total Operating Expenses	2,439	2,349	2,411	2,507	2,292	(9)%	(6)%
Net Credit Losses	1,102	1,072	1,019	1,013	961	(5)%	(13)%
Credit Reserve Build / (Release)	(271)	(397)	(341)	(233)	(100)	57%	63%
Provision for Unfunded Lending Commitments	2	1	—	(11)	1	NM	(50)%
Provision for Benefits and Claims	7	11	12	10	10	—	43%
Provisions for Loan Losses and for Benefits and Claims	840	687	690	779	872	12%	4%
Income from Continuing Operations before Taxes	1,511	1,751	1,895	1,810	1,830	1%	21%
Income Taxes (benefits)	493	677	712	673	690	3%	40%
Income from Continuing Operations	1,018	1,074	1,183	1,137	1,140	—	12%
Noncontrolling Interests	—	(1)	—	—	—	—	—
Net Income	$1,018	$1,075	$1,183	$1,137	$1,140	—	12%
Average Assets (in billions of dollars)	$210	$209	$211	$213	$208	(2)%	(1)%
Return on Average Assets	1.97%	2.06%	2.22%	2.12%	2.22%
Efficiency Ratio	51%	49%	48%	49%	46%

Net Credit Losses as a % of Average Loans	2.87%	2.78%	2.59%	2.55%	2.51%

Revenue by Business
Retail Banking	$1,144	$1,177	$1,232	$1,364	$1,348	(1)%	18%
Citi-Branded Cards	2,021	2,029	2,118	2,122	2,009	(5)%	(1)%
Citi Retail Services	1,625	1,581	1,646	1,610	1,637	2%	1%
Total	$4,790	$4,787	$4,996	$5,096	$4,994	(2)%	4%

Net Credit Losses by Business
Retail Banking	$34	$37	$36	$36	$36	—	6%
Citi-Branded Cards	587	570	526	514	492	(4)%	(16)%
Citi Retail Services	481	465	457	463	433	(6)%	(10)%
Total	$1,102	$1,072	$1,019	$1,013	$961	(5)%	(13)%

Income (loss) from Continuing Operations by Business
Retail Banking	$18	$90	$107	$140	$197	41%	NM
Citi-Branded Cards	564	555	636	636	539	(15)%	(4)%
Citi Retail Services	436	429	440	361	404	12%	(7)%
Total	$1,018	$1,074	$1,183	$1,137	$1,140	—	12%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

NORTH AMERICA

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	962	912	895	849	788	(7)%	(18)%
Accounts (in millions)	12.1	12.0	11.9	11.7	11.3	(3)%	(7)%
Investment Sales	$3.9	$3.8	$3.6	$4.0	$4.5	13%	15%
Investment AUMs	$34.6	$35.9	$35.8	$36.2	$37.0	2%	7%

Average Deposits	$170.7	$171.0	$170.4	$170.6	$171.6	1%	1%

Average Loans	$44.8	$45.6	$46.9	$48.3	$47.5	(2)%	6%

EOP Loans:
Real Estate Lending	$35.1	$36.4	$37.6	$36.7	$37.8	3%	8%
Commercial Markets	8.7	8.5	8.6	8.6	8.5	(1)%	(2)%
Personal and Other	1.2	1.3	1.3	1.5	1.5	—	25%
Total EOP Loans	$45.0	$46.2	$47.5	$46.8	$47.8	2%	6%

Mortgage Originations	$5.2	$6.2	$7.1	$6.7	$7.0	4%	35%

Third Party Mortgage Servicing Portfolio (EOP)	$178.8	$175.9	$173.0	$171.9	$168.2	(2)%	(6)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$127.7	$133.9	$132.4	$255.6	$168.7	(34)%	32%

Saleable Mortgage Rate Locks	$3.6	$4.2	$4.4	$3.8	$4.4	16%	22%

Net Interest Revenue on Loans (in millions)	$227	$247	$255	$271	$248	(8)%	9%
As a % of Avg. Loans	2.21%	2.30%	2.29%	2.41%	2.24%

Net Credit Losses (in millions)	$34	$37	$36	$36	$36	—	6%
As a % of Avg. Loans	0.31%	0.33%	0.30%	0.30%	0.31%

Loans 90+ Days Past Due (in millions) (1)	$243	$227	$229	$225	$123	(45)%	(49)%
As a % of EOP Loans	0.55%	0.50%	0.49%	0.49%	0.26%
Loans 30-89 Days Past Due (in millions) (1)	$177	$203	$213	$212	$203	(4)%	15%
As a % of EOP Loans	0.40%	0.45%	0.46%	0.46%	0.43%

(1)       The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $679 million and ($1.2 billion), $668 million and ($1.2 billion), $604 million and ($1.1 billion), $562 million and ($1.1 billion) and $534 million and ($1.1 billion), as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $122 million and ($1.2 billion), $125 million and ($1.2 billion), $126 million and ($1.1 billion), $122 million and ($1.1 billion) and $111 million and ($1.1 billion), as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

NORTH AMERICA

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	24.0	24.1	23.5	23.6	23.7	—	(1)%
Purchase Sales (in billions)	$39.6	$43.9	$43.3	$45.1	$40.9	(9)%	3%

Average Loans (in billions) (1)	$67.5	$66.4	$66.1	$65.7	$64.1	(2)%	(5)%

EOP Loans (in billions) (1)	$66.8	$67.3	$66.5	$67.5	$63.5	(6)%	(5)%

Average Yield (2)	10.39%	10.31%	10.38%	10.35%	10.48%
Net Interest Revenue (3)	$1,649	$1,635	$1,681	$1,679	$1,607	(4)%	(3)%
As a % of Avg. Loans (3)	9.91%	9.88%	10.09%	10.14%	10.17%
Net Credit Losses	$587	$570	$526	$514	$492	(4)%	(16)%
As a % of Average Loans	3.53%	3.44%	3.16%	3.10%	3.11%
Net Credit Margin (4)	$1,429	$1,454	$1,588	$1,605	$1,513	(6)%	6%
As a % of Avg. Loans (4)	8.59%	8.78%	9.53%	9.69%	9.57%
Loans 90+ Days Past Due	$648	$583	$559	$593	$569	(4)%	(12)%
As a % of EOP Loans	0.97%	0.87%	0.84%	0.88%	0.90%
Loans 30-89 Days Past Due	$599	$540	$566	$568	$497	(13)%	(17)%
As a % of EOP Loans	0.90%	0.80%	0.85%	0.84%	0.78%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	88.2	88.8	87.2	88.1	87.3	(1)%	(1)%
Purchase Sales (in billions)	$16.7	$20.4	$19.7	$23.5	$16.5	(30)%	(1)%

Average Loans (in billions) (1)	$43.6	$42.4	$42.9	$43.9	$43.9	—	1%

EOP Loans (in billions) (1)	$42.3	$43.1	$43.0	$46.5	$42.4	(9)%	—

Average Yield (2)	16.63%	16.89%	16.89%	16.80%	16.96%
Net Interest Revenue (3)	$1,819	$1,810	$1,884	$1,923	$1,885	(2)%	4%
As a % of Avg. Loans (3)	16.92%	17.12%	17.42%	17.38%	17.41%
Net Credit Losses	$481	$465	$457	$463	$433	(6)%	(10)%
As a % of Average Loans	4.47%	4.40%	4.23%	4.18%	4.00%
Net Credit Margin (4)	$1,141	$1,111	$1,181	$1,139	$1,198	5%	5%
As a % of Avg. Loans (4)	10.61%	10.51%	10.92%	10.29%	11.07%
Loans 90+ Days Past Due	$689	$606	$630	$678	$629	(7)%	(9)%
As a % of EOP Loans	1.63%	1.41%	1.47%	1.46%	1.48%
Loans 30-89 Days Past Due	$725	$683	$729	$748	$673	(10)%	(7)%
As a % of EOP Loans	1.71%	1.58%	1.70%	1.61%	1.59%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

LATIN AMERICA - PAGE 1

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Net Interest Revenue	$1,364	$1,432	$1,472	$1,404	$1,242	(12)%	(9)%
Non-Interest Revenue	719	704	700	665	593	(11)%	(18)%
Total Revenues, Net of Interest Expense	2,083	2,136	2,172	2,069	1,835	(11)%	(12)%
Total Operating Expenses	1,203	1,254	1,272	1,245	1,080	(13)%	(10)%
Net Credit Losses	436	454	460	511	417	(18)%	(4)%
Credit Reserve Build / (Release)	51	109	(4)	(36)	22	NM	(57)%
Provision for Unfunded Lending Commitments	(1)	1	(1)	—	(3)	NM	NM
Provision for Benefits and Claims	34	15	26	29	18	(38)%	(47)%
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	520	579	481	504	454	(10)%	(13)%
Income from Continuing Operations before Taxes	360	303	419	320	301	(6)%	(16)%
Income Taxes	69	28	90	57	57	—	(17)%
Income from Continuing Operations	291	275	329	263	244	(7)%	(16)%
Noncontrolling Interests	2	2	2	—	—	—	(100)%
Net Income	$289	$273	$327	$263	$244	(7)%	(16)%
Average Assets (in billions of dollars)	$76	$77	$76	$73	$68	(7)%	(11)%
Return on Average Assets (1)	1.54%	1.42%	1.71%	1.43%	1.46%
Efficiency Ratio	58%	59%	59%	60%	59%

Net Credit Losses as a % of Average Loans (1)	4.60%	4.63%	4.75%	5.51%	4.90%

Revenue by Business
Retail Banking	$1,420	$1,431	$1,452	$1,375	$1,251	(9)%	(12)%
Citi-Branded Cards	663	705	720	694	584	(16)%	(12)%
Total	$2,083	$2,136	$2,172	$2,069	$1,835	(11)%	(12)%

Net Credit Losses by Business
Retail Banking	$208	$211	$210	$278	$188	(32)%	(10)%
Citi-Branded Cards	228	243	250	233	229	(2)%	—
Total	$436	$454	$460	$511	$417	(18)%	(4)%

Income (loss) from Continuing Operations by Business
Retail Banking	$204	$206	$189	$141	$154	9%	(25)%
Citi-Branded Cards	87	69	140	122	90	(26)%	3%
Total	$291	$275	$329	$263	$244	(7)%	(16)%

FX Translation Impact:
Total Revenue - as Reported	$2,083	$2,136	$2,172	$2,069	$1,835	(11)%	(12)%
Impact of FX Translation (1)	(255)	(295)	(257)	(142)	—
Total Revenues - Ex-FX (2)	$1,828	$1,841	$1,915	$1,927	$1,835	(5)%	—

Total Operating Expenses - as Reported	$1,203	$1,254	$1,272	$1,245	$1,080	(13)%	(10)%
Impact of FX Translation (1)	(132)	(155)	(138)	(76)	—
Total Operating Expenses - Ex-FX (2)	$1,071	$1,099	$1,134	$1,169	$1,080	(8)%	1%

Provisions for LLR & PBC - as Reported	$520	$579	$481	$504	$454	(10)%	(13)%
Impact of FX Translation (1)	(69)	(86)	(64)	(38)	—
Provisions for LLR & PBC - Ex-FX (2)	$451	$493	$417	$466	$454	(3)%	1%

Net Income - as Reported	$289	$273	$327	$263	$244	(7)%	(16)%
Impact of FX Translation (1)	(25)	(33)	(31)	(15)	—
Net Income - Ex-FX (2)	$264	$240	$296	$248	$244	(2)%	(8)%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2015 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

LATIN AMERICA - PAGE 2

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,844	1,836	1,843	1,744	1,700	(3)%	(8)%
Accounts (in millions)	31.0	31.3	30.8	30.6	30.5	—	(2)%
Average Deposits	$43.8	$45.2	$45.0	$43.9	$42.2	(4)%	(4)%
Investment Sales	$12.0	$13.0	$14.9	$11.9	$11.0	(8)%	(8)%
Investment AUMs	$71.2	$75.6	$74.3	$68.8	$65.9	(4)%	(7)%
Average Loans	$28.3	$29.0	$28.5	$27.2	$25.7	(6)%	(9)%
EOP Loans:
Real Estate Lending	$5.9	$5.8	$5.5	$5.0	$4.9	(2)%	(17)%
Commercial Markets	12.5	12.7	12.1	11.3	11.0	(3)%	(12)%
Personal and Other	10.3	10.7	10.6	9.9	9.7	(2)%	(6)%
Total EOP Loans	$28.7	$29.2	$28.2	$26.2	$25.6	(2)%	(11)%

Net Interest Revenue (in millions) (1)	$884	$909	$929	$895	$815	(9)%	(8)%
As a % of Average Loans (1)	12.67%	12.57%	12.93%	13.05%	12.86%
Net Credit Losses (in millions)	$208	$211	$210	$278	$188	(32)%	(10)%
As a % of Average Loans	2.98%	2.92%	2.92%	4.05%	2.97%
Loans 90+ Days Past Due (in millions) (2)	$516	$540	$515	$397	$306	(23)%	(41)%
As a % of EOP Loans (2)	1.80%	1.85%	1.83%	1.52%	1.20%
Loans 30-89 Days Past Due (in millions)	$340	$344	$302	$290	$282	(3)%	(17)%
As a % of EOP Loans	1.18%	1.18%	1.07%	1.11%	1.10%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	8.4	8.2	8.2	8.1	8.1	—	(4)%
Purchase Sales (in billions)	$6.9	$7.4	$7.4	$7.6	$6.4	(16)%	(7)%
Average Loans (in billions) (3)	$10.1	$10.3	$9.9	$9.6	$8.8	(8)%	(13)%
EOP Loans (in billions) (3)	$10.2	$10.1	$9.8	$9.3	$8.5	(9)%	(17)%
Average Yield (4)	20.39%	20.90%	21.14%	20.73%	20.10%

Net Interest Revenue (in millions) (5)	$480	$523	$543	$509	$427	(16)%	(11)%
As a % of Average Loans (5)	19.27%	20.37%	21.76%	21.04%	19.68%
Net Credit Losses (in millions)	$228	$243	$250	$233	$229	(2)%	—
As a % of Average Loans	9.16%	9.46%	10.02%	9.63%	10.55%
Net Credit Margin (in millions) (6)	$435	$462	$470	$461	$355	(23)%	(18)%
As a % of Average Loans (6)	17.47%	17.99%	18.84%	19.05%	16.36%
Loans 90+ Days Past Due (in millions)	$293	$303	$294	$284	$240	(15)%	(18)%
As a % of EOP Loans	2.87%	3.00%	3.00%	3.05%	2.82%
Loans 30-89 Days Past Due (in millions)	$321	$326	$322	$262	$247	(6)%	(23)%
As a % of EOP Loans	3.15%	3.23%	3.29%	2.82%	2.91%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         See footnote 3 on page 8.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 1

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Net Interest Revenue	$1,250	$1,290	$1,285	$1,224	$1,154	(6)%	(8)%
Non-Interest Revenue	721	731	748	639	679	6%	(6)%
Total Revenues, Net of Interest Expense	1,971	2,021	2,033	1,863	1,833	(2)%	(7)%
Total Operating Expenses	1,229	1,517	1,292	1,233	1,180	(4)%	(4)%
Net Credit Losses	194	212	201	186	173	(7)%	(11)%
Credit Reserve Build / (Release)	7	(14)	(34)	15	(35)	NM	NM
Provision for Unfunded Lending Commitments	(4)	(5)	(1)	(4)	1	NM	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	197	193	166	197	139	(29)%	(29)%
Income from Continuing Operations before Taxes	545	311	575	433	514	19%	(6)%
Income Taxes	180	97	193	145	173	19%	(4)%
Income from Continuing Operations	365	214	382	288	341	18%	(7)%
Noncontrolling Interests	5	5	7	3	(5)	NM	NM
Net Income	$360	$209	$375	$285	$346	21%	(4)%
Average Assets (in billions of dollars)	$120	$123	$123	$120	$118	(2)%	(2)%
Return on Average Assets	1.22%	0.68%	1.21%	0.94%	1.19%
Efficiency Ratio	62%	75%	64%	66%	64%

Net Credit Losses as a % of Average Loans	0.83%	0.87%	0.81%	0.77%	0.75%

Revenue by Business
Retail Banking	$1,225	$1,237	$1,252	$1,152	$1,175	2%	(4)%
Citi-Branded Cards	746	784	781	711	658	(7)%	(12)%
Total	$1,971	$2,021	$2,033	$1,863	$1,833	(2)%	(7)%

Net Credit Losses by Business
Retail Banking	$80	$83	$79	$74	$70	(5)%	(13)%
Citi-Branded Cards	114	129	122	112	103	(8)%	(10)%
Total	$194	$212	$201	$186	$173	(7)%	(11)%

Income from Continuing Operations by Business
Retail Banking	$204	$61	$240	$187	$223	19%	9%
Citi-Branded Cards	161	153	142	101	118	17%	(27)%
Total	$365	$214	$382	$288	$341	18%	(7)%

FX Translation Impact:
Total Revenue - as Reported	$1,971	$2,021	$2,033	$1,863	$1,833	(2)%	(7)%
Impact of FX Translation (2)	(116)	(151)	(130)	(55)	—
Total Revenues - Ex-FX (3)	$1,855	$1,870	$1,903	$1,808	$1,833	1%	(1)%

Total Operating Expenses - as Reported	$1,229	$1,517	$1,292	$1,233	$1,180	(4)%	(4)%
Impact of FX Translation (2)	(88)	(125)	(97)	(46)	—
Total Operating Expenses - Ex-FX (3)	$1,141	$1,392	$1,195	$1,187	$1,180	(1)%	3%

Provisions for LLR & PBC - as Reported	$197	$193	$166	$197	$139	(29)%	(29)%
Impact of FX Translation (2)	(15)	(25)	(20)	(13)	—
Provisions for LLR & PBC - Ex-FX (3)	$182	$168	$146	$184	$139	(24)%	(24)%

Net Income - as Reported	$360	$209	$375	$285	$346	21%	(4)%
Impact of FX Translation (2)	(3)	6	(4)	12	—
Net Income - Ex-FX (3)	$357	$215	$371	$297	$346	16%	(3)%

(1)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 2

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	620	559	546	536	539	1%	(13)%
Accounts (in millions)	17.9	17.9	17.6	17.5	17.4	(1)%	(3)%
Average Deposits	$88.4	$91.3	$91.0	$88.2	$88.4	—	—
Investment Sales	$10.7	$9.5	$11.0	$7.9	$11.0	39%	3%
Investment AUMs	$56.2	$58.7	$58.1	$58.3	$58.9	1%	5%
Average Loans	$75.5	$78.7	$78.8	$77.1	$75.1	(3)%	(1)%
EOP Loans:
Real Estate Lending	$37.8	$38.9	$38.4	$38.0	$36.8	(3)%	(3)%
Commercial Markets	20.2	20.9	20.4	19.2	18.7	(3)%	(7)%
Personal and Other	19.1	19.7	19.4	19.0	19.0	—	(1)%
Total EOP Loans	$77.1	$79.5	$78.2	$76.2	$74.5	(2)%	(3)%

Net Interest Revenue (in millions) (2)	$730	$756	$756	$726	$687	(5)%	(6)%
As a % of Average Loans (2)	3.92%	3.85%	3.81%	3.74%	3.71%
Net Credit Losses (in millions)	$80	$83	$79	$74	$70	(5)%	(13)%
As a % of Average Loans	0.43%	0.42%	0.40%	0.38%	0.38%
Loans 90+ Days Past Due (in millions)	$209	$222	$220	$194	$188	(3)%	(10)%
As a % of EOP Loans	0.27%	0.28%	0.28%	0.25%	0.25%
Loans 30-89 Days Past Due (in millions)	$408	$418	$397	$352	$360	2%	(12)%
As a % of EOP Loans	0.53%	0.53%	0.51%	0.46%	0.48%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.2	17.1	17.2	17.2	17.2	—	—
Purchase Sales (in billions)	$18.8	$20.1	$20.2	$20.5	$18.7	(9)%	(1)%
Average Loans (in billions) (3)	$18.9	$19.2	$19.1	$18.6	$18.0	(3)%	(5)%
EOP Loans (in billions) (3)	$18.8	$19.6	$18.8	$18.6	$17.8	(4)%	(5)%
Average Yield (4)	13.34%	13.15%	13.06%	12.79%	12.62%

Net Interest Revenue (in millions) (5)	$520	$534	$529	$498	$467	(6)%	(10)%
As a % of Average Loans (6)	11.16%	11.16%	10.99%	10.62%	10.52%
Net Credit Losses (in millions)	$114	$129	$122	$112	$103	(8)%	(10)%
As a % of Average Loans	2.45%	2.69%	2.53%	2.39%	2.32%
Net Credit Margin (in millions) (6)	$632	$655	$659	$599	$555	(7)%	(12)%
As a % of Average Loans (6)	13.56%	13.68%	13.69%	12.78%	12.50%
Loans 90+ Days Past Due	$214	$223	$207	$195	$190	(3)%	(11)%
As a % of EOP Loans	1.14%	1.14%	1.10%	1.05%	1.07%
Loans 30-89 Days Past Due	$290	$301	$277	$256	$249	(3)%	(14)%
As a % of EOP Loans	1.54%	1.54%	1.47%	1.38%	1.40%

(1)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Commissions and Fees	$1,014	$992	$1,015	$974	$995	2%	(2)%
Administration and Other Fiduciary Fees	624	651	626	619	608	(2)%	(3)%
Investment Banking	957	1,257	1,047	1,008	1,134	13%	18%
Principal Transactions	2,603	1,577	1,396	329	2,198	NM	(16)%
Other	139	104	241	177	249	41%	79%
Total Non-Interest Revenue	5,337	4,581	4,325	3,107	5,184	67%	(3)%
Net Interest Revenue (including Dividends)	3,817	3,821	4,011	4,053	3,844	(5)%	1%
Total Revenues, Net of Interest Expense	9,154	8,402	8,336	7,160	9,028	26%	(1)%
Total Operating Expenses	4,858	4,743	4,912	4,878	4,632	(5)%	(5)%
Net Credit Losses	134	9	12	121	(2)	NM	NM
Credit Reserve Build / (Release)	(87)	(96)	(8)	101	107	6%	NM
Provision for Unfunded Lending Commitments	(20)	(25)	(25)	(59)	(31)	47%	(55)%
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	27	(112)	(21)	163	74	(55)%	NM
Income from Continuing Operations before Taxes	4,269	3,771	3,445	2,119	4,322	NM	1%
Income Taxes	1,321	1,205	1,102	442	1,358	NM	3%
Income from Continuing Operations	2,948	2,566	2,343	1,677	2,964	77%	1%
Noncontrolling Interests	26	19	42	31	36	16%	38%
Net Income	$2,922	$2,547	$2,301	$1,646	$2,928	78%	—
Average Assets (in billions of dollars)	$1,282	$1,290	$1,279	$1,298	$1,274	(2)%	(1)%
Return on Average Assets	0.92%	0.79%	0.71%	0.50%	0.93%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.93%	0.80%	0.77%	0.50%	0.95%
Efficiency Ratio	53%	56%	59%	68%	51%

Revenue by Region - Excluding CVA/DVA (2)
	$3,562	$3,184	$3,202	$2,393	$3,230	35%	(9)%
North America
EMEA	2,752	2,415	2,529	2,069	2,869	39%	4%
Latin America	1,103	1,158	1,037	982	1,074	9%	(3)%
Asia	1,744	1,677	1,884	1,704	1,924	13%	10%
Total	$9,161	$8,434	$8,652	$7,148	$9,097	27%	(1)%
CVA/DVA {excluded as applicable in lines above}	(7)	(32)	(316)	12	(69)	NM	NM
Total Revenues, net of Interest Expense	$9,154	$8,402	$8,336	$7,160	$9,028	26%	(1)%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$1,305	$1,114	$910	$616	$968	57%	(26)%
EMEA	780	561	647	242	925	NM	19%
Latin America	341	433	308	280	419	50%	23%
Asia	526	478	672	532	696	31%	32%
Total	$2,952	$2,586	$2,537	$1,670	$3,008	80%	2%
CVA/DVA (after-tax) {excluded as applicable in lines above}	(4)	(20)	(194)	7	(44)	NM	NM
Income from Continuing Operations	$2,948	$2,566	$2,343	$1,677	$2,964	77%	1%

Average Loans by Region (in billions)
North America	$107	$109	$111	115	$119	3%	11%
EMEA	57	59	58	57	57	—	—
Latin America	40	41	40	39	38	(3)%	(5)%
Asia	68	70	69	66	62	(6)%	(9)%
Total	$272	$279	$278	$277	$276	—	1%

EOP Deposits by Region (in billions)
North America	$180	$176	$177	$192	$196	2%	9%
EMEA	185	186	180	165	167	1%	(10)%
Latin America	65	65	62	56	60	7%	(8)%
Asia	139	145	144	142	148	4%	6%
Total	$569	$572	$563	$555	$571	3%	—

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$381	$384	$381	$380	$387	2%	2%
All Other ICG Businesses	188	188	182	175	184	5%	(2)%
Total	$569	$572	$563	$555	$571	3%	—

(1)  Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

INSTITUTIONAL CLIENTS GROUP

REVENUES BY BUSINESS

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$175	$193	$318	$263	$298	13%	70%
Equity Underwriting	299	397	298	252	231	(8)%	(23)%
Debt Underwriting	579	749	633	551	669	21%	16%
Total Investment Banking	1,053	1,339	1,249	1,066	1,198	12%	14%
Treasury and Trade Solutions	1,921	1,980	1,934	1,932	1,889	(2)%	(2)%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	416	456	444	433	445	3%	7%
Private Bank	670	658	664	668	708	6%	6%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$4,060	$4,433	$4,291	$4,099	$4,240	3%	4%

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	(17)	(44)	91	86	52	(40)%	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,043	$4,389	$4,382	$4,185	$4,292	3%	6%

Fixed Income Markets	3,929	3,080	3,064	2,075	3,483	68%	(11)%
Equity Markets	882	659	763	470	873	86%	(1)%
Securities Services	485	521	534	508	543	7%	12%
Other	(178)	(215)	(91)	(90)	(94)	(4)%	47%
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$5,118	$4,045	$4,270	$2,963	$4,805	62%	(6)%

Total ICG (Ex-CVA/DVA) (1)	$9,161	$8,434	$8,652	$7,148	$9,097	27%	(1)%

CVA/DVA {excluded as applicable in lines above}	(7)	(32)	(316)	12	(69)	NM	NM
Total Revenues, net of Interest Expense	$9,154	$8,402	$8,336	$7,160	$9,028	26%	(1)%

Taxable-equivalent adjustments (3)	$169	$169	$170	$171	$164	(4)%	(3)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$9,330	$8,603	$8,822	$7,319	$9,261	27%	(1)%

(1)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2)  Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio.The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)  Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as  tax exempt income from municipal bond investments.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1)

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Net Interest Revenue	$(35)	$(45)	$(63)	$(81)	$(28)	65%	20%
Non-Interest Revenue	258	134	145	(12)	240	NM	(7)%
Total Revenues, Net of Interest Expense	223	89	82	(93)	212	NM	(5)%
Total Operating Expenses	402	636	1,722	3,260	543	(83)%	35%
Net Credit Losses	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(179)	(547)	(1,640)	(3,353)	(331)	90%	(85)%
Income Taxes	209	(163)	(103)	(287)	(312)	(9)%	NM
Income from Continuing Operations	(388)	(384)	(1,537)	(3,066)	(19)	99%	95%
Income (Loss) from Discontinued Operations, net of taxes	37	(22)	(16)	(1)	(5)	NM	NM
Noncontrolling Interests	10	25	4	5	10	100%	—
Net Income (Loss)	$(361)	$(431)	$(1,557)	$(3,072)	$(34)	99%	91%
EOP Assets (in billions of dollars)	$51	$55	$53	$50	$52	4%	2%
Average Assets (in billions of dollars)	$48	$56	$63	$64	$59	(8)%	23%

(1)  Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

NORTH AMERICA (1)

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Net Interest Revenue	$5,655	$5,616	$5,916	$6,046	$5,922	(2)%	5%
Non-Interest Revenue	2,696	2,325	2,299	1,507	2,375	58%	(12)%
Total Revenues, Net of Interest Expense	8,351	7,941	8,215	7,553	8,297	10%	(1)%
Total Operating Expenses	4,259	4,039	4,313	4,267	4,121	(3)%	(3)%
Net Credit Losses	1,094	1,085	1,013	1,023	962	(6)%	(12)%
Credit Reserve Build / (Release)	(318)	(490)	(316)	(87)	8	NM	NM
Provision Unfunded Lending Commitments	(14)	(19)	(23)	(81)	(23)	72%	(64)%
Provision for Benefits and Claims	7	11	12	10	10	—	43%
Provisions for Credit Losses and for Benefits and Claims	769	587	686	865	957	11%	24%
Income from Continuing Operations before Taxes	3,323	3,315	3,216	2,421	3,219	33%	(3)%
Income Taxes	1,000	1,145	1,113	629	1,064	69%	6%
Income from Continuing Operations	2,323	2,170	2,103	1,792	2,155	20%	(7)%
Noncontrolling Interests	4	(5)	23	14	10	(29)%	NM
Net Income	$2,319	$2,175	$2,080	$1,778	$2,145	21%	(8)%
Average Assets (in billions of dollars)	$852	$841	$871	$894	$885	(1)%	4%
Return on Average Assets	1.10%	1.04%	0.95%	0.79%	0.98%
Efficiency Ratio	51%	51%	53%	56%	50%

Revenue by Business
Retail Banking	$1,144	$1,177	$1,232	$1,364	$1,348	(1)%	18%
Citi-Branded Cards	2,021	2,029	2,118	2,122	2,009	(5)%	(1)%
Citi Retail Services	1,625	1,581	1,646	1,610	1,637	2%	1%
Global Consumer Banking	4,790	4,787	4,996	5,096	4,994	(2)%	4%
Institutional Clients Group	3,561	3,154	3,219	2,457	3,303	34%	(7)%
Total	$8,351	$7,941	$8,215	$7,553	$8,297	10%	(1)%

CVA/DVA {included as applicable in businesses above}	(1)	(30)	17	64	73	14%	NM
Total Revenues - Excluding CVA/DVA (2)	$8,352	$7,971	$8,198	$7,489	$8,224	10%	(2)%

Income (loss) from Continuing Operations by Business
Retail Banking	$18	$90	$107	$140	$197	41%	NM
Citi-Branded Cards	564	555	636	636	539	(15)%	(4)%
Citi Retail Services	436	429	440	361	404	12%	(7)%
Global Consumer Banking	1,018	1,074	1,183	1,137	1,140	—	12%
Institutional Clients Group	1,305	1,096	920	655	1,015	55%	(22)%
Total	$2,323	$2,170	$2,103	$1,792	$2,155	20%	(7)%

CVA/DVA {included as applicable in businesses above}	(1)	(18)	10	39	47	21%	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$2,324	$2,188	$2,093	$1,753	$2,108	20%	(9)%

(1)   Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

EMEA (1)

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Net Interest Revenue	$1,005	$1,063	$1,033	$1,046	$916	(12)%	(9)%
Non-Interest Revenue	2,063	1,674	1,516	1,252	2,089	67%	1%
Total Revenues, Net of Interest Expense	3,068	2,737	2,549	2,298	3,005	31%	(2)%
Total Operating Expenses	1,904	1,861	1,875	1,948	1,700	(13)%	(11)%
Net Credit Losses	9	22	23	15	12	(20)%	33%
Credit Reserve Build / (Release)	(44)	(41)	(84)	35	(9)	NM	80%
Provision Unfunded Lending Commitments	(4)	(4)	(2)	1	(1)	NM	75%
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(39)	(23)	(63)	51	2	(96)%	NM
Income from Continuing Operations before Taxes	1,203	899	737	299	1,303	NM	8%
Income Taxes	399	317	262	96	444	NM	11%
Income from Continuing Operations	804	582	475	203	859	NM	7%
Noncontrolling Interests	26	27	25	18	22	22%	(15)%
Net Income	$778	$555	$450	$185	$837	NM	8%
Average Assets (in billions of dollars)	$343	$356	$330	$335	$323	(4)%	(6)%
Return on Average Assets	0.92%	0.63%	0.54%	0.22%	1.05%
Efficiency Ratio	62%	68%	74%	85%	57%

Revenue by Business
Retail Banking	$194	$201	$190	$175	$159	(9)%	(18)%
Citi-Branded Cards	103	106	107	85	83	(2)%	(19)%
Global Consumer Banking	297	307	297	260	242	(7)%	(19)%
Institutional Clients Group	2,771	2,430	2,252	2,038	2,763	36%	—
Total	$3,068	$2,737	$2,549	$2,298	$3,005	31%	(2)%

CVA/DVA {included as applicable in businesses above}	19	15	(277)	(31)	(106)	NM	NM
Total Revenues - Excluding CVA/DVA (2)	$3,049	$2,722	$2,826	$2,329	$3,111	34%	2%

Income (loss) from Continuing Operations by Business
Retail Banking	$(4)	$8	$(7)	$(4)	$(7)	(75)%	(75)%
Citi-Branded Cards	16	4	5	(16)	9	NM	(44)%
Global Consumer Banking	12	12	(2)	(20)	2	NM	(83)%
Institutional Clients Group	792	570	477	223	857	NM	8%
Total	$804	$582	$475	$203	$859	NM	7%

CVA/DVA {included as applicable in businesses above}	12	9	(170)	(19)	(68)	NM	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$792	$573	$645	$222	$927	NM	17%

(1)   Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

LATIN AMERICA (1)

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Net Interest Revenue	$2,097	$2,128	$2,182	$2,170	$1,943	(10)%	(7)%
Non-Interest Revenue	1,087	1,157	1,004	870	957	10%	(12)%
Total Revenues, Net of Interest Expense	3,184	3,285	3,186	3,040	2,900	(5)%	(9)%
Total Operating Expenses	1,660	1,736	1,765	1,733	1,506	(13)%	(9)%
Net Credit Losses	582	448	477	613	419	(32)%	(28)%
Credit Reserve Build / (Release)	53	168	70	(63)	49	NM	(8)%
Provision Unfunded Lending Commitments	(1)	1	(1)	10	(10)	NM	NM
Provision for Benefits and Claims	34	15	26	29	18	(38)%	(47)%
Provisions for Credit Losses and for Benefits and Claims	668	632	572	589	476	(19)%	(29)%
Income from Continuing Operations before Taxes	856	917	849	718	918	28%	7%
Income Taxes	225	215	226	182	261	43%	16%
Income from Continuing Operations	631	702	623	536	657	23%	4%
Noncontrolling Interests	2	2	2	—	—	—	(100)%
Net Income	$629	$700	$621	$536	$657	23%	4%
Average Assets (in billions of dollars)	$173	$174	$168	$161	$155	(4)%	(10)%
Return on Average Assets	1.47%	1.61%	1.47%	1.32%	1.72%
Efficiency Ratio	52%	53%	55%	57%	52%

Revenue by Business
Retail Banking	$1,420	$1,431	$1,452	$1,375	$1,251	(9)%	(12)%
Citi-Branded Cards	663	705	720	694	584	(16)%	(12)%
Global Consumer Banking	2,083	2,136	2,172	2,069	1,835	(11)%	(12)%
Institutional Clients Group	1,101	1,149	1,014	971	1,065	10%	(3)%
Total	$3,184	$3,285	$3,186	$3,040	$2,900	(5)%	(9)%

CVA/DVA {included as applicable in businesses above}	(2)	(9)	(23)	(11)	(9)	18%	NM
Total Revenues - Excluding CVA/DVA (2)	$3,186	$3,294	$3,209	$3,051	$2,909	(5)%	(9)%

Income from Continuing Operations by Business
Retail Banking	$204	$206	$189	$141	$154	9%	(25)%
Citi-Branded Cards	87	69	140	122	90	(26)%	3%
Global Consumer Banking	291	275	329	263	244	(7)%	(16)%
Institutional Clients Group	340	427	294	273	413	51%	21%
Total	$631	$702	$623	$536	$657	23%	4%

CVA/DVA {included as applicable in businesses above}	(1)	(6)	(14)	(7)	(6)	14%	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$632	$708	$637	$543	$663	22%	5%

(1)   Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

ASIA (1)

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Net Interest Revenue	$1,861	$1,947	$2,000	$1,861	$1,764	(5)%	(5)%
Non-Interest Revenue	1,534	1,436	1,587	1,436	1,724	20%	12%
Total Revenues, Net of Interest Expense	3,395	3,383	3,587	3,297	3,488	6%	3%
Total Operating Expenses	1,906	2,227	1,934	1,915	1,857	(3)%	(3)%
Net Credit Losses	181	192	179	180	156	(13)%	(14)%
Credit Reserve Build / (Release)	9	(35)	(57)	(38)	(54)	(42)%	NM
Provision for Unfunded Lending Commitments	(4)	(6)	(1)	(4)	2	NM	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	186	151	121	138	104	(25)%	(44)%
Income from Continuing Operations before Taxes	1,303	1,005	1,532	1,244	1,527	23%	17%
Income Taxes	439	330	496	410	509	24%	16%
Income from Continuing Operations	864	675	1,036	834	1,018	22%	18%
Noncontrolling Interests	1	1	1	1	(1)	NM	NM
Net Income	$863	$674	$1,035	$833	$1,019	22%	18%
Average Assets (in billions of dollars)	$320	$328	$320	$314	$305	(3)%	(5)%
Return on Average Assets	1.09%	0.82%	1.28%	1.05%	1.35%
Efficiency Ratio	56%	66%	54%	58%	53%

Revenue by Business
Retail Banking	$1,031	$1,036	$1,062	$977	$1,016	4%	(1)%
Citi-Branded Cards	643	678	674	626	575	(8)%	(11)%
Global Consumer Banking	1,674	1,714	1,736	1,603	1,591	(1)%	(5)%
Institutional Clients Group	1,721	1,669	1,851	1,694	1,897	12%	10%
Total	$3,395	$3,383	$3,587	$3,297	$3,488	6%	3%

CVA/DVA {included as applicable in businesses above}	(23)	(8)	(33)	(10)	(27)	NM	(17)%
Total Revenues - Excluding CVA/DVA (2)	$3,418	$3,391	$3,620	$3,307	$3,515	6%	3%

Income from Continuing Operations by Business
Retail Banking	$208	$53	$247	$191	$230	20%	11%
Citi-Branded Cards	145	149	137	117	109	(7)%	(25)%
Global Consumer Banking	353	202	384	308	339	10%	(4)%
Institutional Clients Group	511	473	652	526	679	29%	33%
Total	$864	$675	$1,036	$834	$1,018	22%	18%

CVA/DVA {included as applicable in businesses above}	(15)	(5)	(20)	(6)	(17)	NM	(13)%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$879	$680	$1,056	$840	$1,035	23%	18%

(1)       Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)       Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS

INCOME STATEMENT AND BALANCE SHEET DATA

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14
Revenues
Net interest revenue	$1,176	$1,237	$1,119	$1,059	$1,055	—	(10)%
Non-interest revenue	809	753	951	745	779	5%	(4)%
Total revenues, net of interest expense	1,985	1,990	2,070	1,804	1,834	2%	(8)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	573	442	405	417	408	(2)%	(29)%
Credit Reserve Build / (Release)	(346)	(212)	(135)	(214)	(196)	8%	43%
Provision for loan losses	227	230	270	203	212	4%	(7)%
Provision for Benefits and Claims	167	156	167	167	169	1%	1%
Provision for unfunded lending commitments	(4)	(3)	(3)	—	(5)	NM	(25)%
Total provisions for credit losses and for benefits and claims	390	383	434	370	376	2%	(4)%

Total operating expenses (1)	2,018	5,022	1,346	1,303	1,157	(11)%	(43)%

Income (Loss) from Continuing Operations before Income Taxes	(423)	(3,415)	290	131	301	NM	NM
Provision (benefits) for income taxes	(141)	77	74	47	154	NM	NM

Income (Loss) from Continuing Operations	(282)	(3,492)	216	84	147	75%	NM

Noncontrolling Interests	2	—	4	—	1	100%	(50)%
Citi Holding’s Net Income (Loss)	$(284)	$(3,492)	$212	$84	$146	74%	NM
Average Assets (in billions of dollars)	$152	$148	$143	$132	$125	(5)%	(18)%
Return on Average Assets	(0.76)%	(9.46)%	0.59%	0.25%	0.47%
Efficiency Ratio	102%	252%	65%	72%	63%

Balance Sheet Data (in billions):

Total EOP Assets	$151	$148	$137	$129	$122	(5)%	(19)%

Total EOP Loans	$97	$90	$85	$79	$62	(22)%	(36)%

Total EOP Deposits	$62	$52	$45	$17	$12	(29)%	(81)%

Consumer Net Credit Losses as a % of Average Loans	2.35%	1.88%	1.91%	1.86%	2.20%

(1)       The second quarter of 2014 results include the impact of a $3.8 billion charge ($3.7 billion after-tax) to settle claims related to legacy residential mortgage-backed securities (RMBS) and collateralized debt obilgations (CDOs) issued, structured or underwritten by Citigroup between 2003 and 2008. For additional information, please see Citigroup’s Form 8-K filed with the U.S. Securities and Exchange Commission on July 14, 2014. The charge consisted of $3.7 billion in legal expenses and a $55 million loan loss reserve build.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS

CONSUMER KEY INDICATORS - Page 1

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	247	226	157	153	122	(20)%	(51)%

Average Loans (in billions)	$12.9	$12.8	$12.7	$8.8	$7.4	(16)%	(43)%

EOP Loans:
Real Estate Lending	$3.7	$3.6	$2.6	$2.4	$0.9	(63)%	(76)%
Cards	6.2	3.8	3.7	3.6	2.1	(42)%	(66)%
Commercial Markets	0.8	0.8	0.8	0.8	0.7	(13)%	(13)%
Personal and Other	2.3	2.3	2.0	1.2	1.2	—	(48)%
EOP Loans (in billions of dollars)	$13.0	$10.5	$9.1	$8.0	$4.9	(39)%	(62)%
Net Interest Revenue	$300	$333	$246	$195	$230	18%	(23)%
As a % of Average Loans	9.43%	10.43%	7.68%	8.79%	12.61%
Net Credit Losses	$86	$83	$64	$28	$51	82%	(41)%
As a % of Average Loans	2.70%	2.60%	2.00%	1.26%	2.80%
Loans 90+ Days Past Due	$266	$238	$111	$110	$91	(17)%	(66)%
As a % of EOP Loans	2.05%	2.27%	1.22%	1.38%	1.86%
Loans 30-89 Days Past Due	$349	$330	$178	$168	$142	(15)%	(59)%
As a % of EOP Loans	2.68%	3.14%	1.96%	2.10%	2.90%

Consumer - North America (2) (3)

Branches (actual)	1,459	1,458	1,455	1,424	278	(80)%	(81)%

Average Loans (in billions of dollars)	$83.8	$80.8	$77.1	$73.9	$68.9	(7)%	(18)%

EOP Loans (in billions of dollars)	$82.3	$78.5	$74.9	$70.8	$56.6	(20)%	(31)%
Net Interest Revenue	$862	$859	$860	$860	$823	(4)%	(5)%
As a % of Average Loans	4.17%	4.26%	4.43%	4.62%	4.84%
Net Credit Losses	$474	$356	$369	$359	$363	1%	(23)%
As a % of Average Loans	2.29%	1.77%	1.90%	1.93%	2.14%
Loans 90+ Days Past Due	$2,545	$2,470	$2,093	$1,963	$1,607	(18)%	(37)%
As a % of EOP Loans	3.38%	3.37%	2.99%	2.94%	2.97%
Loans 30-89 Days Past Due	$2,103	$2,174	$1,978	$1,663	$1,197	(28)%	(43)%
As a % of EOP Loans	2.79%	2.97%	2.83%	2.49%	2.21%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)

The first quarter of 2015 reflects the transfers of loans and branches to held-for-sale (HFS) as a result of the agreement to sell Japan retail banking business (Japan Retail) on December 25, 2014. The first quarter of 2015 reflects the transfers of loans HFS as a result of the agreement to sell the Japan cards business (Japan Cards) on March 30, 2015.

(3)	The first quarter of 2015 reflects the transfers of loans and branches to HFS resulting from the agreement to sell OneMain Financial on March 3, 2015.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS

CONSUMER KEY INDICATORS - Page 2

(In millions of dollars, except as otherwise noted)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$35.0	$33.3	$30.9	$29.1	$25.9	(11)%	(26)%
CFNA (CitiFinancial - North America)	8.8	8.6	8.3	7.9	7.3	(8)%	(17)%
Residential First	43.8	41.9	39.2	37.0	33.2	(10)%	(24)%
Home Equity	28.2	27.4	26.4	25.3	24.4	(4)%	(13)%
Average Loans (in billions of dollars)	$72.0	$69.3	$65.6	$62.3	$57.6	(8)%	(20)%

CMI	$34.5	$31.6	$29.4	$26.9	$22.8	(15)%	(34)%
CFNA	8.7	8.4	8.1	7.5	7.0	(7)%	(20)%
Residential First	43.2	40.0	37.5	34.4	29.8	(13)%	(31)%
Home Equity	27.7	26.9	25.9	24.9	23.8	(4)%	(14)%
EOP Loans (in billions of dollars)	$70.9	$66.9	$63.4	$59.3	$53.6	(10)%	(24)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$88.4	$69.9	$56.0	$47.4	$43.4	(8)%	(51)%
Net Servicing & Gain/(Loss) on Sale	$27.2	$34.6	$81.5	$96.8	$96.2	(1)%	NM
Net Interest Revenue on Loans	$354	$333	$311	$305	$272	(11)%	(23)%
As a % of Avg. Loans	1.99%	1.93%	1.88%	1.94%	1.92%

CMI (1)	$95	$1	$54	$26	$22	(15)%	(77)%
CFNA	95	90	83	91	81	(11)%	(15)%
Residential First	$190	$91	$137	$117	$103	(12)%	(46)%
Home Equity	140	114	98	87	81	(7)%	(42)%
Net Credit Losses (NCLs)	$330	$205	$235	$204	$184	(10)%	(44)%
As a % of Avg. Loans	1.86%	1.19%	1.42%	1.30%	1.30%

CMI	$1,228	$1,197	$802	$642	$589	(8)%	(52)%
CFNA	539	546	543	543	500	(8)%	(7)%
Residential First	1,767	1,743	1,345	1,185	1,089	(8)%	(38)%
Home Equity	542	517	503	500	484	(3)%	(11)%
Loans 90+ Days Past Due (2) (3)	$2,309	$2,260	$1,848	$1,685	$1,573	(7)%	(32)%
As a % of EOP Loans	3.61%	3.66%	3.16%	3.05%	3.08%

CMI	$1,283	$1,340	$1,125	$831	$654	(21)%	(49)%
CFNA	294	302	300	292	225	(23)%	(23)%
Residential First	1,577	1,642	1,425	1,123	879	(22)%	(44)%
Home Equity	350	336	334	324	269	(17)%	(23)%
Loans 30-89 Days Past Due (2) (3)	$1,927	$1,978	$1,759	$1,447	$1,148	(21)%	(40)%
As a % of EOP Loans	3.02%	3.21%	3.01%	2.62%	2.25%

North America Personal Loans(4)
Average Loans (in billions of dollars)	$9.2	$9.1	$9.2	$9.3	$9.1	(2)%	(1)%
EOP Loans (in billions of dollars)	$9.0	$9.2	$9.3	$9.4	$0.8	(91)%	(91)%
Net Interest Revenue on Loans	$511	$516	$531	$532	$500	(6)%	(2)%
As a % of Avg. Loans	22.53%	22.74%	22.90%	22.70%	22.28%
Net Credit Losses	$140	$143	$129	$154	$174	13%	24%
As a % of Avg. Loans	6.17%	6.30%	5.56%	6.57%	7.75%
Loans 90+ Days Past Due	$218	$194	$227	$264	$21	(92)%	(90)%
As a % of EOP Loans	2.42%	2.11%	2.44%	2.81%	2.63%
Loans 30-89 Days Past Due	$125	$155	$178	$180	$16	(91)%	(87)%
As a % of EOP Loans	1.39%	1.68%	1.91%	1.91%	2.00%

(1)         The second quarter of 2014 NCLs for CMI Residential First Mortgages includes a $58 million recovery.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $3.0 billion and ($6.1 billion), $2.8 billion and ($5.2 billion), $2.6 billion and ($5.0 billion), $2.2 billion and ($4.0 billion) and  $1.8 billion and ($2.5 billion), as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.9 billion and ($6.1 billion), $0.7 billion and ($5.2 billion), $0.7 billion and ($5.0 billion), $0.5 billion and ($4.0 billion) and $0.2 billion and ($2.5 billion), as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, respectively.

(3)         The March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $0.9 billion, $17 million, $15 million, $14 million and $12 million, respectively, of loans that are carried at fair value.

(4)         See footnote on page 24.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2014	2014	2015 (5)	2014	2014	2015 (5)	2014		2014		2015 (5)
Assets:
Deposits with Banks	$174,916	$150,534	$139,173	$252	$222	$183	0.58%		0.59%		0.53%
Fed Funds Sold and Resale Agreements (6)	255,194	250,770	241,179	594	613	642	0.94%		0.97%		1.08%
Trading Account Assets (7)	234,414	232,367	228,259	1,519	1,489	1,434	2.63%		2.54%		2.55%
Investments	307,740	331,036	336,339	1,847	1,892	1,792	2.43%		2.27%		2.16%
Total Loans (net of Unearned Income) (8)	658,706	650,819	634,865	11,186	11,053	10,563	6.89%		6.74%		6.75%
Other Interest-Earning Assets	33,891	44,816	45,501	80	115	110	0.96%		1.02%		0.98%
Total Average Interest-Earning Assets	$1,664,861	$1,660,342	$1,625,316	$15,478	$15,384	$14,724	3.77%		3.68%		3.67%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$760,923	$738,612	$698,396	$1,168	$1,085	$1,030	0.62%		0.58%		0.60%
Deposit Insurance and FDIC Assessment	—	—	—	281	272	296
Total Deposits	760,923	738,612	698,396	1,449	1,357	1,326	0.77%		0.73%		0.77%
Fed Funds Purchased and Repurchase Agreements (6)	197,146	187,434	177,114	525	422	376	1.08%		0.89%		0.86%
Trading Account Liabilities (7)	72,837	72,055	73,199	41	41	47	0.23%		0.23%		0.26%
Short-Term Borrowings	114,803	118,033	129,138	137	140	120	0.48%		0.47%		0.38%
Long-Term Debt (9)	198,476	201,678	198,562	1,439	1,199	1,160	2.94%		2.36%		2.37%
Total Average Interest-Bearing Liabilities	$1,344,185	$1,317,812	$1,276,409	$3,591	$3,159	$3,029	1.08%		0.95%		0.96%
Total Average Interest-Bearing Liabilities
(excluding deposit insurance and FDIC Assessment)	$1,344,185	$1,317,812	$1,276,409	$3,310	$2,887	$2,733	1.00%		0.87%		0.87%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,887	$12,225	$11,695	2.90%		2.92%		2.92%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,168	$12,497	$11,991	2.96%		2.99%		2.99%

1Q15 Increase (Decrease) From							2	bps	—	bps

1Q15 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							3	bps	—	bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $128 million for the first quarter of 2014,  $125 million for the fourth quarter of 2014 and $124 million for the first quarter of 2015.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued operations.

DEPOSITS

(In billions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Citicorp Deposits by Business

Global Consumer Banking
North America	$172.6	$170.6	$171.7	$171.4	$172.6	1%	—
Latin America	46.1	46.3	44.0	43.7	42.0	(4)%	(9)%
Asia (1)	90.9	93.1	90.5	89.2	89.7	1%	(1)%
Total	$309.6	$310.0	$306.2	$304.3	$304.3	—	(2)%

ICG
North America	$179.9	$176.1	$176.6	$193.1	$196.1	2%	9%
EMEA	184.9	186.4	179.6	164.5	167.2	2%	(10)%
Latin America	65.2	64.6	62.3	56.3	60.2	7%	(8)%
Asia	138.6	144.8	144.4	141.5	147.6	4%	6%
Total	$568.6	$571.9	$562.9	$555.4	$571.1	3%	—

Corporate/Other	$26.1	$31.4	$29.0	$22.8	$12.3	(46)%	(53)%

Total Citicorp	$904.3	$913.3	$898.1	$882.5	$887.7	1%	(2)%

Total Citi Holdings (2)	$62.0	$52.4	$44.6	$16.8	$11.9	(29)%	(81)%

Total Citigroup Deposits - EOP	$966.3	$965.7	$942.7	$899.3	$899.6	—	(7)%

Total Citigroup Deposits - Average	$957.4	$959.5	$954.2	$938.7	$899.5	(4)%	(6)%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$966.3	$965.7	$942.7	$899.3	$899.6	—	(7)%
Impact of FX Translation (3)	(42.4)	(45.8)	(29.8)	(13.7)	—
Total Citigroup EOP Deposits - Ex-FX (4)	$923.9	$919.9	$912.9	$885.6	$899.6	2%	(3)%

(1)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         See footnote 4 on page 1.

(3)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2015 average exchange rates for all periods presented.

(4)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1

CITICORP

(In billions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Citicorp:
Global Consumer Banking

North America
Credit Cards	$109.1	$110.4	$109.5	$114.0	$105.9	(7)%	(3)%
Retail Banking	45.0	46.2	47.5	46.8	47.8	2%	6%
Total	$154.1	$156.6	$157.0	$160.8	$153.7	(4)%	—

Latin America
Credit Cards	$10.2	$10.1	$9.8	$9.3	$8.5	(9)%	(17)%
Retail Banking	28.7	29.2	28.2	26.2	25.6	(2)%	(11)%
Total	$38.9	$39.3	$38.0	$35.5	$34.1	(4)%	(12)%

Asia (1)
Credit Cards	$18.8	$19.6	$18.8	$18.6	$17.8	(4)%	(5)%
Retail Banking	77.1	79.5	78.2	76.2	74.5	(2)%	(3)%
Total	$95.9	$99.1	$97.0	$94.8	$92.3	(3)%	(4)%

Total Consumer Loans
Credit Cards	$138.1	$140.1	$138.1	$141.9	$132.2	(7)%	(4)%
Retail Banking	150.8	154.9	153.9	149.2	147.9	(1)%	(2)%
Total Consumer	$288.9	$295.0	$292.0	$291.1	$280.1	(4)%	(3)%

Total Corporate Loans
North America	$107.3	$108.9	$114.5	$117.7	$120.1	2%	12%
EMEA	60.4	61.0	57.1	55.9	58.3	4%	(3)%
Latin America	41.4	41.0	38.8	37.9	38.1	1%	(8)%
Asia	69.4	71.7	66.6	62.8	62.6	—	(10)%
Total Corporate Loans	$278.5	$282.6	$277.0	$274.3	$279.1	2%	—

Total Citicorp	$567.4	$577.6	$569.0	$565.4	$559.2	(1)%	(1)%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$567.4	$577.6	$569.0	$565.4	$559.2	(1)%	(1)%
Impact of FX Translation (2)	(21.8)	(24.9)	(16.7)	(7.3)	—
Total Citicorp EOP Loans - Ex-FX (3)	$545.6	$552.7	$552.3	$558.1	$559.2	—	2%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2

CITI HOLDINGS AND TOTAL CITIGROUP

(In billions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Citi Holdings:

Consumer - North America
Mortgages	70.9	66.9	63.4	59.3	53.6	(10)%	(24)%
Personal Loans	9.0	9.2	9.3	9.4	0.8	(91)%	(91)%
Other	2.4	2.4	2.2	2.1	2.2	5%	(8)%
Total	$82.3	$78.5	$74.9	$70.8	$56.6	(20)%	(31)%

Consumer - International
Credit Cards	$6.2	$3.8	$3.7	$3.6	$2.1	(42)%	(66)%
REL, Personal & Other	6.8	6.7	5.4	4.4	2.8	(36)%	(59)%
Total	$13.0	$10.5	$9.1	$8.0	$4.9	(39)%	(62)%

Citi Holdings - Other	1.5	0.9	0.8	0.4	0.4	—	(73)%

Total Citi Holdings	$96.8	$89.9	$84.8	$79.2	$61.9	(22)%	(36)%

Total Citigroup	$664.2	$667.5	$653.8	$644.6	$621.1	(4)%	(6)%

Consumer Loans	$384.7	$384.3	$376.3	$370.0	$341.7	(8)%	(11)%
Corporate Loans	279.5	283.2	277.5	274.6	279.3	2%	—
Total Citigroup	$664.2	$667.5	$653.8	$644.6	$621.0	(4)%	(7)%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$664.2	$667.5	$653.8	$644.6	$621.0	(4)%	(7)%
Impact of FX Translation (1)	(23.6)	(26.4)	(17.5)	(7.4)	—
Total Citigroup EOP Loans - Ex-FX (2)	$640.6	$641.1	$636.3	$637.2	$621.0	(3)%	(3)%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2015 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2014	2014	2014	2014	2015	2015

Citicorp (2)
Total	$2,812	$2,704	$2,654	$2,566	$2,245	$280.1
Ratio	0.98%	0.92%	0.91%	0.88%	0.80%

Retail Bank (2)
Total	$968	$989	$964	$816	$617	$147.9
Ratio	0.65%	0.64%	0.63%	0.55%	0.42%
North America (2)	$243	$227	$229	$225	$123	$47.8
Ratio	0.55%	0.50%	0.49%	0.49%	0.26%
Latin America (3)	$516	$540	$515	$397	$306	$25.6
Ratio (3)	1.80%	1.85%	1.83%	1.52%	1.20%
Asia (4)	$209	$222	$220	$194	$188	$74.5
Ratio	0.27%	0.28%	0.28%	0.25%	0.25%

Cards
Total	$1,844	$1,715	$1,690	$1,750	$1,628	$132.2
Ratio	1.34%	1.22%	1.22%	1.23%	1.23%
North America - Citi-Branded	$648	$583	$559	$593	$569	$63.5
Ratio	0.97%	0.87%	0.84%	0.88%	0.90%
North America - Retail Services	$689	$606	$630	$678	$629	$42.4
Ratio	1.63%	1.41%	1.47%	1.46%	1.48%
Latin America	$293	$303	$294	$284	$240	$8.5
Ratio	2.87%	3.00%	3.00%	3.05%	2.82%
Asia (4)	$214	$223	$207	$195	$190	$17.8
Ratio	1.14%	1.14%	1.10%	1.05%	1.07%

Citi Holdings - Consumer (2) (5)	$2,811	$2,708	$2,204	$2,073	$1,698	$61.5
Ratio	3.18%	3.23%	2.79%	2.77%	2.88%
International	$266	$238	$111	$110	$91	$4.9
Ratio	2.05%	2.27%	1.22%	1.38%	1.86%
North America (2) (5)	$2,545	$2,470	$2,093	$1,963	$1,607	$56.6
Ratio	3.38%	3.37%	2.99%	2.94%	2.97%
Other (6)						$0.1

Total Citigroup (2) (5)	$5,623	$5,412	$4,858	$4,639	$3,943	$341.7
Ratio	1.50%	1.43%	1.31%	1.27%	1.17%

(1)         The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)         See footnote 3 on page 8.

(4)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(5)         The March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $0.9 billion, $17 million, $15 million, $14 million and $12 million, respectively, of loans that are carried at fair value.

(6)         Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2014	2014	2014	2014	2015	2015

Citicorp (2)
Total	$2,860	$2,815	$2,806	$2,688	$2,511	$280.1
Ratio	0.99%	0.96%	0.96%	0.93%	0.90%

Retail Bank (2)
Total	$925	$965	$912	$854	$845	$147.9
Ratio	0.62%	0.63%	0.60%	0.58%	0.58%
North America (2)	$177	$203	$213	$212	$203	$47.8
Ratio	0.40%	0.45%	0.46%	0.46%	0.43%
Latin America	$340	$344	$302	$290	$282	$25.6
Ratio	1.18%	1.18%	1.07%	1.11%	1.10%
Asia (3)	$408	$418	$397	$352	$360	$74.5
Ratio	0.53%	0.53%	0.51%	0.46%	0.48%

Cards
Total	$1,935	$1,850	$1,894	$1,834	$1,666	$132.2
Ratio	1.40%	1.32%	1.37%	1.29%	1.26%
North America - Citi-Branded	$599	$540	$566	$568	$497	$63.5
Ratio	0.90%	0.80%	0.85%	0.84%	0.78%
North America - Retail Services	$725	$683	$729	$748	$673	$42.4
Ratio	1.71%	1.58%	1.70%	1.61%	1.59%
Latin America	$321	$326	$322	$262	$247	$8.5
Ratio	3.15%	3.23%	3.29%	2.82%	2.91%
Asia (3)	$290	$301	$277	$256	$249	$17.8
Ratio	1.54%	1.54%	1.47%	1.38%	1.40%

Citi Holdings - Consumer (2) (4)	$2,452	$2,504	$2,156	$1,831	$1,339	$61.5
Ratio	2.78%	2.99%	2.73%	2.45%	2.27%
International	$349	$330	$178	$168	$142	$4.9
Ratio	2.68%	3.14%	1.96%	2.10%	2.90%
North America (2) (4)	$2,103	$2,174	$1,978	$1,663	$1,197	$56.6
Ratio	2.79%	2.97%	2.83%	2.49%	2.21%
Other (5)						$0.1

Total Citigroup (2) (4)	$5,312	$5,319	$4,962	$4,519	$3,850	$341.7
Ratio	1.41%	1.41%	1.34%	1.24%	1.14%

(1)                   The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                   The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)                   Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(4)                   The March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $0.9 billion, $17 million, $15 million, $14 million and $12 million, respectively, of loans that are carried at fair value.

(5)                   Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1

TOTAL CITIGROUP

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$19,648	$18,923	$17,890	$16,915	$15,994

Gross Credit (Losses)	(2,983)	(2,812)	(2,586)	(2,727)	(2,458)	10%	18%
Gross Recoveries	544	623	489	479	501	5%	(8)%
Net Credit (Losses) / Recoveries (NCLs)	(2,439)	(2,189)	(2,097)	(2,248)	(1,957)	13%	20%
NCLs	2,439	2,189	2,097	2,248	1,957	(13)%	(20)%
Net Reserve Builds / (Releases)	(560)	(521)	(492)	(306)	(91)	70%	84%
Net Specific Reserve Builds / (Releases)	(86)	(89)	(30)	(61)	(111)	(82)%	(29)%
Provision for Loan Losses	1,793	1,579	1,575	1,881	1,755	(7)%	(2)%
Other (2) (3) (4) (5) (6) (7)	(79)	(423)	(453)	(554)	(1,194)	NM	NM
Allowance for Loan Losses at End of Period (1) (a)	$18,923	$17,890	$16,915	$15,994	$14,598

Allowance for Unfunded Lending Commitments (8) (a)	$1,202	$1,176	$1,140	$1,063	$1,023

Provision for Unfunded Lending Commitments	$(27)	$(31)	$(30)	$(74)	$(37)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$20,125	$19,066	$18,055	$17,057	$15,621

Total Allowance for Loan Losses as a Percentage of Total Loans (9)	2.87%	2.70%	2.60%	2.50%	2.38%

Allowance for Loan Losses at End of Period (1):
Citicorp	$12,524	$12,139	$11,582	$11,142	$10,976
Citi Holdings	6,399	5,751	5,333	4,852	3,622
Total Citigroup	$18,923	$17,890	$16,915	$15,994	$14,598

(1)                   Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                   Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(3)                   The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of (HFS) various loan portfolios.

(4)                   The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to HFS of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS.  These amounts are partially offset by foreign currency translation on the entire allowance balance.

(5)                   The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(6)                   The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to foreign currency translation.

(7)                   The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to foreign currency translation.

(8)                   Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)                   March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 exclude $5.7 billion, $4.8 billion, $4.4 billion, $5.9 billion and $6.6 billion, respectively, of loans which are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

TOTAL CITIGROUP

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$17,064	$16,451	$15,520	$14,575	$13,605

Net Credit Losses (NCLs)	(2,294)	(2,178)	(2,115)	(2,098)	(1,966)	6%	14%
NCLs	2,294	2,178	2,115	2,098	1,966	(6)%	(14)%
Net Reserve Builds / (Releases)	(459)	(495)	(393)	(399)	(191)	52%	58%
Net Specific Reserve Builds / (Releases)	(76)	(14)	(117)	(39)	(114)	NM	(50)%
Provision for Loan Losses	1,759	1,669	1,605	1,660	1,661	—	(6)%
Other (2) (3) (4) (5) (6) (7)	(78)	(422)	(435)	(532)	(1,178)	NM	NM
Allowance for Loan Losses at End of Period (1) (a)	$16,451	$15,520	$14,575	$13,605	$12,122

Consumer Allowance for Unfunded Lending Commitments (8) (a)	$62	$64	$55	$36	$32

Provision for Unfunded Lending Commitments	$(2)	$(3)	$(2)	$(15)	$(4)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$16,513	$15,584	$14,630	$13,641	$12,154

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	4.29%	4.04%	3.87%	3.68%	3.55%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,584	$2,472	$2,370	$2,340	$2,389

Net Credit (Losses) / Recoveries (NCL’s)	(145)	(11)	18	(150)	9	NM	NM
NCLs	145	11	(18)	150	(9)	NM	NM
Net Reserve Builds / (Releases)	(101)	(26)	(99)	93	100	8%	NM
Net Specific Reserve Builds / (Releases)	(10)	(75)	87	(22)	3	NM	NM
Provision for Loan Losses	34	(90)	(30)	221	94	(57)%	NM
Other (2)	(1)	(1)	(18)	(22)	(16)
Allowance for Loan Losses at End of Period (1) (b)	$2,472	$2,370	$2,340	$2,389	$2,476

Corporate Allowance for Unfunded Lending Commitments (8) (b)	$1,140	$1,112	$1,085	$1,027	$991

Provision for Unfunded Lending Commitments	$(25)	$(28)	$(28)	$(59)	$(33)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,612	$3,482	$3,425	$3,416	$3,467

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.90%	0.85%	0.86%	0.89%	0.91%

Footnotes to these tables are on the following page (page 34).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3

TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 33).

(1)                   Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                   Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(3)                   The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of (HFS) various loan portfolios.

(4)                   The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to HFS of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS.  These amounts are partially offset by foreign currency translation on the entire allowance balance.

(5)                   The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(6)                   The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to foreign currency translation.

(7)                   The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to foreign currency translation.

(8)                   Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)                   March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 exclude $0.9 billion, $46 million, $45 million, $43 million and $38 million, respectively, of loans which are carried at fair value.

(10)            March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 exclude $4.8 billion, $4.8 billion, $4.4 billion, $5.9 billion and $6.5 billion, respectively, of loans which are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1

CITICORP

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Citicorp
Net Credit Losses	$1,866	$1,747	$1,692	$1,831	$1,549	(15)%	(17)%
Credit Reserve Build / (Release)	(300)	(398)	(387)	(153)	(6)	96%	98%
Global Consumer Banking
Net Credit Losses	1,732	1,738	1,680	1,710	1,551	(9)%	(10)%
Credit Reserve Build / (Release)	(213)	(302)	(379)	(254)	(113)	56%	47%
North America Regional Consumer Banking
Net Credit Losses	1,102	1,072	1,019	1,013	961	(5)%	(13)%
Credit Reserve Build / (Release)	(271)	(397)	(341)	(233)	(100)	57%	63%
Retail Banking
Net Credit Losses	34	37	36	36	36	—	6%
Credit Reserve Build / (Release)	(4)	(28)	(11)	28	18	(36)%	NM
Citi-Branded Cards
Net Credit Losses	587	570	526	514	492	(4)%	(16)%
Credit Reserve Build / (Release)	(188)	(223)	(212)	(220)	(119)	46%	37%
Citi Retail Services
Net Credit Losses	481	465	457	463	433	(6)%	(10)%
Credit Reserve Build / (Release)	(79)	(146)	(118)	(41)	1	NM	NM
Latin America Regional Consumer Banking
Net Credit Losses	436	454	460	511	417	(18)%	(4)%
Credit Reserve Build / (Release)	51	109	(4)	(36)	22	NM	(57)%
Retail Banking
Net Credit Losses	208	211	210	278	188	(32)%	(10)%
Credit Reserve Build / (Release)	6	16	2	(37)	24	NM	NM
Citi-Branded Cards
Net Credit Losses	228	243	250	233	229	(2)%	—
Credit Reserve Build / (Release)	45	93	(6)	1	(2)	NM	NM
Asia Regional Consumer Banking (1)
Net Credit Losses	194	212	201	186	173	(7)%	(11)%
Credit Reserve Build / (Release)	7	(14)	(34)	15	(35)	NM	NM
Retail Banking
Net Credit Losses	80	83	79	74	70	(5)%	(13)%
Credit Reserve Build / (Release)	13	(7)	(25)	—	(14)	NM	NM
Citi-Branded Cards
Net Credit Losses	114	129	122	112	103	(8)%	(10)%
Credit Reserve Build / (Release)	(6)	(7)	(9)	15	(21)	NM	NM

Institutional Clients Group (ICG)
Net Credit Losses	134	9	12	121	(2)	NM	NM
Credit Reserve Build / (Release)	(87)	(96)	(8)	101	107	6%	NM

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,566	$1,349	$1,305	$1,678	$1,543	(8)%	(1)%

(1)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2

CITI HOLDINGS / TOTAL CITIGROUP

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14
Citi Holdings
Net Credit Losses	$573	$442	$405	$417	$408	(2)%	(29)%
Credit Reserve Build / (Release)	(346)	(212)	(135)	(214)	(196)	8%	43%

Total Citi Holdings Provision for Loan Losses	$227	$230	$270	$203	$212	4%	(7)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,566	$1,349	$1,305	$1,678	$1,543	(8)%	(1)%

Total Citigroup Provision for Loan Losses	$1,793	$1,579	$1,575	$1,881	$1,755	(7)%	(2)%

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1

TOTAL CITIGROUP

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$689	$367	$365	$321	$347	8%	(50)%
EMEA	461	363	322	267	287	7%	(38)%
Latin America	186	288	481	416	376	(10)%	NM
Asia	284	200	182	179	151	(16)%	(47)%
Total	$1,620	$1,218	$1,350	$1,183	$1,161	(2)%	(28)%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$5,139	$4,915	$4,546	$4,412	$4,192	(5)%	(18)%
Latin America	1,466	1,386	1,364	1,188	1,086	(9)%	(26)%
Asia (4)	423	415	362	324	315	(3)%	(26)%
Total	$7,028	$6,716	$6,272	$5,924	$5,593	(6)%	(20)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$25	$23	$20	$31	$28	(10)%	12%
Global Consumer Banking	50	52	46	45	54	20%	8%
Citi Holdings	314	306	296	168	172	2%	(45)%
Corporate/Other	21	20	20	16	21	31%	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$410	$401	$382	$260	$275	6%	(33)%

OREO By Region:
North America	$305	$293	$303	$195	$221	13%	(28)%
EMEA	50	44	18	8	1	(88)%	(98)%
Latin America	50	49	49	47	48	2%	(4)%
Asia	5	15	12	10	5	(50)%	—
Total	$410	$401	$382	$260	$275	6%	(33)%

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,620	$1,218	$1,350	$1,183	$1,161	(2)%	(28)%
Consumer Non-Accrual Loans	7,028	6,716	6,272	5,924	5,593	(6)%	(20)%
Non-Accrual Loans (NAL)	8,648	7,934	7,622	7,107	6,754	(5)%	(22)%
OREO	410	401	382	260	275	6%	(33)%
Non-Accrual Assets (NAA)	$9,058	$8,335	$8,004	$7,367	$7,029	(5)%	(22)%

NAL as a % of Total Loans	1.30%	1.19%	1.17%	1.10%	1.09%
NAA as a % of Total Assets	0.48%	0.44%	0.43%	0.40%	0.38%

Allowance for Loan Losses as a % of NAL	219%	225%	222%	225%	216%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         The first quarter of 2015 reflects the transfers of non accrual loans to HFS resulting from the agreements to sell OneMain Financial, Japan Retail and Japan Cards.

(3)         Excludes SOP 3-03 purchased distressed loans.

(4)         Beginning in the first quarter of 2015, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(5)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(6)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2

CITICORP

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$672	$352	$353	$307	$334	9%	(50)%
EMEA	396	319	281	228	250	10%	(37)%
Latin America	185	287	480	415	375	(10)%	NM
Asia	275	193	176	176	149	(15)%	(46)%
Total	$1,528	$1,151	$1,290	$1,126	$1,108	(2)%	(27)%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$524	$429	$440	$465	$351	(25)%	(33)%
Latin America	1,412	1,335	1,311	1,134	1,043	(8)%	(26)%
Asia (3)	287	312	317	286	287	—	—
Total	$2,223	$2,076	$2,068	$1,885	$1,681	(11)%	(24)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$25	$23	$20	$31	$28	(10)%	12%
Global Consumer Banking	50	52	46	45	54	20%	8%
Corporate/Other	21	20	20	16	21	31%	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$96	$95	$86	$92	$103	12%	7%

OREO By Region:
North America	$32	$22	$24	$35	$54	54%	69%
EMEA	16	16	6	6	1	(83)%	(94)%
Latin America	43	42	44	41	43	5%	—
Asia	5	15	12	10	5	(50)%	—
Total	$96	$95	$86	$92	$103	12%	7%

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,528	$1,151	$1,290	$1,126	$1,108	(2)%	(27)%
Consumer Non-Accrual Loans	2,223	2,076	2,068	1,885	1,681	(11)%	(24)%
Non-Accrual Loans (NAL)	3,751	3,227	3,358	3,011	2,789	(7)%	(26)%
OREO	96	95	86	92	103	12%	7%
Non-Accrual Assets (NAA)	$3,847	$3,322	$3,444	$3,103	$2,892	(7)%	(25)%

NAA as a % of Total Assets	0.22%	0.19%	0.20%	0.18%	0.17%

Allowance for Loan Losses as a % of NAL	334%	376%	345%	370%	394%

See Notes (1) - (6) on page 37.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3

CITI HOLDINGS

(In millions of dollars)

						1Q15 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2014	2014	2014	2014	2015	4Q14	1Q14

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$17	$15	$12	$14	$13	(7)%	(24)%
EMEA	65	44	41	39	37	(5)%	(43)%
Latin America	1	1	1	1	1	—	—
Asia	9	7	6	3	2	(33)%	(78)%
Total	$92	$67	$60	$57	$53	(7)%	(42)%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$4,615	$4,486	$4,106	$3,947	$3,841	(3)%	(17)%
Latin America	54	51	53	54	43	(20)%	(20)%
Asia (4)	136	103	45	38	28	(26)%	(79)%
Total	$4,805	$4,640	$4,204	$4,039	$3,912	(3)%	(19)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (5):
North America	$273	$271	$279	$160	$167	4%	(39)%
EMEA	34	28	12	2	—	(100)%	(100)%
Latin America	7	7	5	6	5	(17)%	(29)%
Asia	—	—	—	—	—	—	—
Total	$314	$306	$296	$168	$172	2%	(45)%

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$92	$67	$60	$57	$53	(7)%	(42)%
Consumer Non-Accrual Loans	4,805	4,640	4,204	4,039	3,912	(3)%	(19)%
Non-Accrual Loans (NAL)	4,897	4,707	4,264	4,096	3,965	(3)%	(19)%
OREO	314	306	296	168	172	2%	(45)%
Non-Accrual Assets (NAA)	$5,211	$5,013	$4,560	$4,264	$4,137	(3)%	(21)%

NAA as a % of Total Assets	3.45%	3.39%	3.33%	3.31%	3.39%

Allowance for Loan Losses as a % of NAL	131%	122%	125%	118%	91%

See Notes (1) - (6) on page 37.

Reclassified to conform to the current period’s presentation.

CITIGROUP

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions of dollars, except per share amounts and ratios)

Tangible Common Equity and Tangible Book Value Per Share

Tangible Common Equity (TCE) and Tangible Book Value Per Share are non-GAAP financial measures.  A reconciliation of TCE and Tangible Book Value Per Share to reported results follows:

	March 31,	June 30,	September 30,	December 31,	March 31,
	2014	2014	2014	2014	2015 (1)

Tangible Book Value Per Share (on page 1):

Common Equity	$200,898	$202,048	$202,960	$199,717	$202,652
Less:
Goodwill	25,008	25,087	24,500	23,592	23,150
Intangible assets (other than MSRs)	4,891	4,702	4,525	4,566	4,244

Goodwill related to assets held-for-sale	—	116	—	71	174

Intangible assets (other than MSRs) related to assets held-for-sale	—	—	—	—	123
Tangible Common Equity (TCE)	$170,999	$172,143	$173,935	$171,488	$174,961
Common Shares Outstanding at quarter-end (CSO)	3,037.8	3,031.8	3,029.5	3,023.9	3,034.1
Tangible Book Value Per Share (TCE/CSO)	$56.29	$56.78	$57.41	$56.71	$57.66

	March 31,	June 30,	September 30,	December 31,	March 31,
	2014	2014	2014	2014	2015 (1)
Common Equity Tier 1 Capital Ratio and Components

Citigroup Common Stockholders’ Equity(2)	$201,003	$202,165	$203,077	$199,841	$202,782
Add: Qualifying noncontrolling interests	177	183	172	165	146
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(1,127)	(1,007)	(979)	(909)	(823)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	170	116	193	279	332
Intangible Assets:
Goodwill, net of related deferred tax liabilities(5)	24,314	24,465	23,678	22,805	22,448
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related deferred tax liabilities	4,692	4,506	4,307	4,373	4,184
Defined benefit pension plan net assets	1,178	1,066	1,179	936	897
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards, and excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	40,268	37,864	36,324	35,925	33,945

Common Equity Tier 1 Capital (CET1)	$131,685	$135,338	$138,547	$136,597	$141,945

Risk-Weighted Assets (RWA)	$1,260,133	$1,280,845	$1,301,660	$1,292,605	$1,288,104

Common Equity Tier 1 Capital Ratio (CET1/RWA)	10.45%	10.57%	10.64%	10.57%	11.0%

(1)         Preliminary.

(2)         Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(3)         Citi’s Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)         The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital.

(5)         Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)         Aside from MSRs, reflects other DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.

Reclassified to conform to the current period’s presentation.